Exhibit 25(b)

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549



                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                                  CRESTAR BANK

              (Exact name of trustee as specified in its charter)

         Virginia                                             54-1109779
 (State of Incorporation)                                  (I.R.S. Employer
                                                          Identification No.)
        919 East Main Street
         Richmond, Virginia                                      23219
(Address of principal executive officers)                      (Zip Code)


                       United Dominion Realty Trust, Inc.
              (Exact name of obligor as specified in its charter)


           Virginia                                            54-0857512
  (State of Other Jurisdiction                              (I.R.S. Employer
of Incorporation or Organization)                          Identification No.)

                        10 South 6th Street, Suite 203
                            Richmond, VA 23219-3802
               (Address principal executive officers) (Zip Code)

                          Subordinated Debt Securities

                        (Title of indenture securities)

                                    GENERAL

Item 1.        General Information.

     Furnish the following information as to trustee:

     (a) Name and address of each examining or supervising authority to which it its subject.

               Bureau of Financial Institutions, State Corporation Commission of Virginia , Richmond, Virginia.

               The Board of Governors of the Federal Reserve System, Washington, DC and Federal Reserve Bank of Richmond, Virginia

               Federal Deposit Insurance Corporation, Washington, DC

     (b)  Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise trust powers.

Item 2.   Affiliations with Obligor and Underwriters.

     If the obligor or any underwriter for the obligor is an affiliate of the trustee or its parent, describe each such affiliation.

               No such affiliation exists.

Item 3.   Voting Securities of the Trustee.

     Furnish the following information of the Trustee.

                                 August 1, 1994


             COL. A                                           COL. B

          Title of Class                                Amount Outstanding

Common stock, par value $47.875 per share.                  37,721,218

Item 4.   Trusteeships under Other Indentures.

     If the trustee is a trustee under another indenture under any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information.


     (a)  Title of the securities outstanding under each such other indenture.

Newport News Redevelopment and         Housing Authority of the City of
Housing Authority Multi-Family         Raleigh, NC Multi-Family Housing
Mortgage Revenue Bond, (Heritage       Mortgage Revenue Bonds Series 1990
Project) Series 1989                   (Oakwood Villas Project)

South Carolina State Housing Finance   Harrisonburg Redevelopment and
and Development Authority              Housing Authority Multi-Family
Multi-Family Housing Mortgage          Housing Revenue Refunding Bonds
Revenue Bonds (United Dominion-Plum    (United Dominion Projects) Series
Chase) Series 1991                     1992

Howard County, MD 1993 Revenue         Alexandria Redevelopment and Housing
Refunding Bonds (Eden Commons and      Authority Multi-Family Housing
Braeland Commons Projects Series       Revenue Bonds Series 1994 (United
1993A &B                               Dominion-Parkwood Court)

City of Roanoke Redevelopment and      South Carolina Housing Finance and
Housing Authority Multi-Family         Development Authority Multi-Family
Housing Revenue Refunding Bonds,       Housing Mortgage Revenue Bonds
Series 1994 (United Dominion-Laurel    (United Dominion-Forestbrook) Series
Ridge)                                 1994

       (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting under any such other indenture, including a statement as to how the indenture securities will rank interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship as compared with the the securities issued under such other indenture.

           There is no conflicting interest within the meaning of Section 310(b)(1) of the Act because the indenture securities being registered are not in default. The indenture securities are subordinated to the obligor's obligations relating to the tax exempt obligations described in Item 4(a) above, all of which are secured by real estate.

Item 5. Interlocking Directorates and Similar Relationships with the Obligator or Underwriters.

     If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                    No such connection exists.

Item 6. Voting Securities of the trustee Owned by the Obligor or its Officials.

     Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

                                 August 1, 1994


     COL. A            COL. B           COL. C                COL. D

                                                           Percentage of
                                                         voting securities
     Name of          Title of           Amount            represented by
      owner            class             owned                amount by
                                      beneficially            in Col. C.


          The amount of voting securities of the Trustee owned beneficially by the obligor and its directors, partners and executive officers, taken as a group, does not exceed one percent of the outstanding voting securities of the Trustee.

Item 7. Voting Securities of the Trustee Owned by the Underwriters or their Officials.

     Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner and executive officer of each director, partner and executive officer of each such underwriter.

                                 August 1, 1994


     COL. A            COL. B           COL. C                COL. D

                                                           Percentage of
                                                         voting securities
     Name of          Title of           Amount            represented by
      owner            class             owned                amount by
                                      beneficially            in Col. C.


     The amount of voting securities of the Trustee owned beneficially by the underwriter and its directors, partners and executive officers, taken as a group, does not exceed one percent of the outstanding voting securities of the Trustee.

Item 8.   Voting Securities of the Obligator Owned or Held by the Trustees.

     Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

                                 August 1, 1994


     COL. A            COL. B              COL. C                COL. D

                                         Amount owned
                                         beneficially
                     Whether the          or held as
                    securities are        collateral       Percentage of class
                      voting or          security for         represented by
                      nonvoting          obligations           amount given
                     securities           in default             in Col. C

The amount of voting securities of the obligor owned beneficially by the trustee and its directors, partners and executive officers, taken as a group, does not exceed one percent of the outstanding voting securities of the obligor.

Item 9.   Securities of the Underwriters Owned or Held by the Trustee.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securest of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                                 August 1, 1994


       COL.     A    COL. B            COL. C                     COL. D

                                    Amount owned
                                    beneficially
                                     or held as
       Name of                       collateral            Percentage of class
     issuer and                     security for              represented by
      title of       Amount         obligations                amount given
        class      outstanding      in default                   in Col. C
                                    by trustee

                                     None.

Item 10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

     If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than subsidiary, of the obligor, furnish the following information as to the voting securities for such person.

                                 August 1, 1994


       COL.     A    COL. B            COL. C                     COL. D

                                    Amount owned
                                    beneficially
                                     or held as
       Name of                       collateral            Percentage of class
     issuer and                     security for              represented by
      title of       Amount         obligations                amount given
        class      outstanding      in default                   in Col. C
                                    by trustee

                                     None.

Item 11. Ownership of Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                                 August 1, 1994

       COL.     A    COL. B            COL. C                     COL. D

                                    Amount owned
                                    beneficially
                                     or held as
       Name of                       collateral            Percentage of class
     issuer and                     security for              represented by
      title of       Amount         obligations                amount given
        class      outstanding      in default                   in Col. C
                                    by trustee


                                     None.

Item 12.  List of Exhibits.

     Listed below all exhibits filed as a part of this statement of eligibility and qualification.

     *1. A copy of the articles of incorporation of the Trustee as now in effect. (Incorporated by reference from Exhibit 1 filed with T-1 Statement, Registration No. 22-20645.)

     *2. A copy of the certificate of authority of the Trustee to commence business. (Included in Exhibit 1 which is incorporated by reference from Exhibit 1 field with T-1 Statement, Registration No. 22-20645.)

     *3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers. (Included in Exhibit 1 which is incorporated by reference from Exhibit 1 which is incorporated by reference from
          Exhibit 1 filed with T-1 Statement, Registration No. 22-2-0645.)

     4.   A copy of the existing by-laws of the Trustee.

     5.   None.

     6.   The consent of the Trustee required by Section 321(b) of the Act.

     7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

     * The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibits heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

Note

          Items 6, 7, and 9 may, however, be considered as correct unless amended by an amendment to this Form T-1.

          In answering any items in this statement of eligibility and qualification which relates to matters peculiarly within the knowledge of the obligor or underwriters. The Trustee has relied upon the information furnished to it by the obligor and underwrites and the Trustee disclaims responsibility for the accuracy or completeness of such information.

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 as amended by the Trust Indenture Reform Act of 1990, the trustee, Crestar Bank, a corporation organized and existing under the laws of the Commonwealth of Virginia, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and the Commonwealth of Virginia, on the 18th day of August, 1994.

                                        CRESTAR BANK

                                    By:   Lee B. Bedell
                                    Name:  Lee B. Bedell
                                    Title:  Vice President

Exhibit 4

                                 Bylaws

                                  and

                       Administrative Regulations

                                   of

                              Crestar Bank









                      Incorporated Under The Laws
                    Of The Commonwealth Of Virginia








                       Adopted December 20, 1979
                   (And Including Amendments Adopted
                   Thereto Through February 26, 1993)

                                 Index
                                   To
                                 Bylaws
                                  And
                       Administrative Regulations
                                   Of
                              Crestar Bank


Article I - Meetings of Stockholders

   1.1 - Place of Meetings ...........................................1
   1.2 - Annual Meetings..............................................1
   1.3 - Special Meetings.............................................1
   1.4 - Notice of Meetings...........................................1
   1.5 - Quorum.......................................................1
   1.6 - Voting.......................................................1
   1.7 - Conduct of Meetings..........................................2
   1.8 - Inspector....................................................2

Article II - Board Of Directors

   2.1 - General Powers...............................................2
   2.2 - Number Of Directors..........................................2
   2.3 - Election of Directors........................................2
   2.4 - Term of Office...............................................2
   2.5 - Quorum.......................................................2
   2.6 - Meetings of the Board........................................3
   2.7 - Compensation.................................................3
   2.8 - Eligibility..................................................4

Article III - Committees

   3.1 - Standing Committees..........................................4
   3.2 - Executive Committee..........................................5
   3.3 - Audit Committee..............................................5
   3.4 - Human Resources and Compensation Committee...................6
   3.5 - Area Boards..................................................6
   3.6 - Other Committees.............................................6

Article IV - Officers

   4.1 - Number and Manner of Election or Appointment.................7
   4.2 - Term of Office...............................................7
   4.3 - Removal......................................................7
   4.4 - Resignations.................................................7
   4.5 - Vacancies, New Offices and Promotions........................8
   4.6 - Chairman of the Board........................................8
   4.7 - President....................................................8
   4.8 - Vice Chairman of the Board of Directors......................8
   4.9 - Secretary....................................................8
  4.10 - Treasurer....................................................9
  4.11 - Auditor......................................................9
  4.12 - Powers and Duties of Other Officers..........................9
  4.13 - Bonds........................................................9

Article V - Capital Stock

   5.1 - Certificates.................................................9
   5.2 - Lost, Destroyed and Mutilated Certificates...................10
   5.3 - Transfer of Stock............................................10
   5.4 - Closing of Transfer Books and Fixing Record Date.............10

Article VI - Miscellaneous Provisions

   6.1 - Seal.........................................................10
   6.2 - Voting of Stock Held.........................................11
   6.3 - Fiscal Year..................................................11

Article VII - Emergency Bylaws........................................11

Article VIII - Indemnification Of Directors And Officers..............12

Article IX - Amendments...............................................13


                      Administrative Regulation I

  Sale, Purchase and Pledge or Deposit of Securities Owned by the Bank

   1.1 - Sale, Purchase and Pledge or Deposit of Securities...........14


                      Administrative Regulation II

                      Exercise of Fiduciary Powers

   2.1 - Certification, Authentication, etc. of Securities
           and Documents..............................................14
   2.2 - Qualification as Fiduciary...................................15
   2.3 - Acceptance of Trusts.........................................15
   2.4 - Purchase and Sales of Securities.............................15
   2.5 - Deposit of Securities Under Plans Reorganizations, etc. .....15
   2.6 - Sales, and Leases of Real Estate and Tangible Personal
           Property: Foreclosure and Extension of Mortgages...........16
   2.7 - All Acts Done Under the Foregoing Paragraphs.................16
   2.8 - Voting Stock and Other Securities............................16


                     Administrative Regulation III

Borrowing Money, Rediscount of Bills and Notes, Buying or Selling Funds

   3.1 - Borrowed Money, Security Therefor and Rediscounts............16
   3.2 - Purchase and Sale of Surplus Funds...........................17


                      Administrative Regulation IV

                        Release of Encumbrances

   4.1 - Release of Encumbrances......................................17


                      Administrative Regulation V

                      Checks, Drafts, Orders, etc.

   5.1 - Bank - except Trust..........................................17
   5.2 - Trust Group..................................................17


                      Administrative Regulation VI

                Signature Guarantee, Confirmations, etc.

   6.1 - Signature Guarantee..........................................17
   6.2 - Confirmations................................................18


                     Administrative Regulation VII

                     Responsibility of Area Boards

   7.1 - Responsibilities of Area Boards..............................18


                     Administrative Regulation VIII

                     Deposit and Security Accounts

   8.1 - Deposit Accounts.............................................18
   8.2 - Security Accounts............................................19

                                  Crestar Bank

                                     Bylaws

                                   Article I

                            Meetings Of Stockholders


  1.1 Place of Meetings. All meetings of the stockholders shall be held at such place, either within or without the State of Virginia, as may be designated by the Board of Directors.

  1.2 Annual Meeting. The annual meeting of stockholders, for the election of Directors and transaction of such other business as may come before the meeting, shall be held at such time and date as designated by the Board of Directors.

  1.3 Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, by the President, or by a majority of the Board of Directors. No business shall be transacted and no corporate action shall be taken at a special meeting other than that stated in the notice of the meeting.

  1.4 Notice of Meetings. Unless waived in the manner prescribed by law, notice of each meeting of stockholders shall be given in writing, not less than ten nor more than sixty days before the day of the meeting, or such other notice as is required by law, to each stockholder entitled to vote at such meeting and shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, with postage thereon prepaid, directed to the stockholder at his address as it appears on the stock transfer books of the Bank.

  1.5 Quorum. Any number of stockholders together holding a majority of the outstanding shares of capital stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by a majority of the stockholders present or represented by proxy without notice other than by announcement at the meeting until a quorum shall attend.

  1.6 Voting. At any meeting of the stockholders, each stockholder of a class entitled to vote on any matter coming before the meeting shall, as to such matter, have one vote, in person or by proxy, for each share of capital stock of such class standing in his name on the stock transfer books of the Bank on the date, not more than seventy days prior to such meeting, as designated by the Board of Directors, for the purpose of determining stockholders entitled to vote, as the date on which the stock transfer books of the Bank are to be closed or as the record date.

  Every proxy shall be in writing and signed by the stockholder entitled to vote or signed by his duly authorized attorney-in-fact. At a meeting where a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote shall be the act of the stockholders.

  1.7 Conduct of Meetings. At each meeting of the stockholders, the Chairman of the Board, the President, or a Vice Chairman of the Board shall act as chairman and preside. In their absence, the Chairman of the Board may designate another officer of the Bank who need not be a Director to preside. The Secretary of the Bank or an Assistant Secretary, or in their absence, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting.

  1.8 Inspectors. An appropriate number of inspectors for any meeting of stockholders may be appointed by the chairman of such meeting. Inspectors so appointed will open and close the polls, will receive and take charge of proxies and ballots, and will decide all questions as to the qualifications of voters, validity of proxies and ballots, and the number of votes properly cast.


                                   Article II

                               Board of Directors

  2.1 General Powers. The business and affairs of the Bank shall be managed by the Board of Directors and, except as otherwise expressly provided by law, in accordance with the Articles of Incorporation or these Bylaws.

  2.2 Number of Directors. The Board of Directors shall consist of not less than five nor more than twenty-seven Directors, the exact number to be designated by the Board, and a majority of whom shall be citizens of the Commonwealth of Virginia.

  2.3 Election of Directors. Directors shall be elected at each annual meeting of the stockholders. Any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase by not more than two in the number of authorized Directors, may be filled by the majority vote of the remaining Directors, though less than a quorum of the Board, unless the vacancy is sooner filled by the stockholders.

  2.4 Term of Office. Each Director (unless he sooner dies, resigns, or is removed from office) shall hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualifies.

  2.5 Quorum. A majority of the number of Directors pursuant to these Bylaws at the time of the meeting, shall constitute a quorum for the transaction of business. The act of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Less than a quorum may adjourn any meeting.

  2.6 Meetings of the Board.

  (a) Place of Meetings. Meetings of the Board of Directors shall be held at such place and at such time, either within or without the State of Virginia as may be designated by the Board, or upon call of the Chairman of the Board or the President.

  (b) Organizational Meeting. An organizational meeting shall be held as soon as practicable after the adjournment of the annual meeting of stockholders at which the Board of Directors is elected, for the purpose of taking the oaths of the Directors, electing officers, appointing committees for the ensuing year, and for transacting such other business as may properly come before the meeting.

  (c) Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board may designate, or upon call of the Chairman of the Board, or the President, and no notice thereof need be given.

  (d) Special Meetings. Special meetings of the Board of Directors may be held at any time or place upon the call of the Chairman of the Board or the President, or any three members of the Board.

Notice of each such meeting shall be given to each Director by mail at his business or residence address at least forty-eight hours before the meeting, or by telephoning or telegraphing notice to him at least twenty-four hours before the meeting. Meetings may be held at any time without notice if all of the Directors are present, or if those not present waive notice in writing either before or after the meeting. The notice of meetings of the Board need not state the purpose of the meeting.

  (e) Conduct of Meetings. At each meeting of the Board of Directors, the Chairman of the Board, the President, or a Vice Chairman of the Board shall act as chairman and preside. In their absence, the Chairman of the Board may designate another officer of the Bank who need not be a Director, to preside. The Secretary of the Bank or an Assistant Secretary, or in their absence, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting.

Any action required or permitted to be taken by the Board may be taken without a meeting if all Directors consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents of the directors shall be filed with the minutes of the proceedings of the Board meeting.

  2.7 Compensation. Directors, and members of any committee of the Board who are not officers of the Bank or subsidiaries thereof, shall be paid such compensation as the Board of Directors from time to time may determine for his services as Director, or as Chairman or a member of any committee of the Board, and shall, in addition, be reimbursed for such expenses as shall be incurred by him in the performance of his duties. Nothing herein shall preclude Directors and members of any committee of the Board from serving the Bank in other capacities and receiving compensation therefor.

  2.8 Eligibility. No person shall be eligible to serve as a Director unless, when his term commences, he is not less than twenty-one years of age nor more than seventy years of age. No Director shall be eligible for reelection after he has attained the age of 70 or after his separation from the business or professional organization with which he was primarily associated at the time he first became a Director, unless elected after becoming associated with another business or professional organization. Except for the Chief Executive Officer, no Director who is an officer of the Corporation or any subsidiary shall be eligible for reelection after he has retired.


                                  Article III

                                   Committees

  3.1 Standing Committees.

  (a) Number. There shall be three standing committees of the Board of Directors. The standing committees are as follows: Executive, Audit, and Human Resources and Compensation. In order to broaden the experience of Directors, it shall be the policy of the Bank to seek rotation among Directors as members of the various committees.

  At the first meeting of the Board of Directors after the annual meeting of the stockholders, the Chairman of the Board shall recommend the membership of each committee and the Board shall elect the membership of each committee, who shall serve at the pleasure of the Board.

  (b) Quorum. A majority of the number of members of any standing committee shall constitute a quorum for the transaction of business. The action of a majority of members present at a committee meeting at which a quorum is present shall constitute the act of the committee.

  (c) Conduct of Meetings. Any action required or permitted to be taken by the committee may be taken without a meeting if all members of the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and written consents of the members shall be filed with the minutes of the proceedings of the committee.

  (d) Meetings and Minutes. Subject to the foregoing, and unless the Board shall otherwise decide, each committee shall fix its rules of procedure, determine its action and fix the time and place of its meetings. Special meetings of a committee may be held at any time upon the call of the Chairman of the Board, the Chairman of the Committee, or any two members of the committee. Each committee shall keep minutes of all meetings which shall be at all times available to Directors. Action taken by a committee shall be reported promptly to the Board but not less frequently than quarterly.

  (e) Term of Office. A member of any standing committee shall hold office until the next organizational meeting of the Board of Directors or until he is removed or ceases to be a Director.

  (f) Vacancies. Should a vacancy occur on any standing committee resulting from any cause whatsoever, the Board, by resolution, may fill such vacancy at any time.

  (g) Resignation and Removal. A member of a standing committee may resign at any time by giving written notice of his intention to do so to the Chairman of the Board or the Secretary of the Corporation, and may be removed at any time by the Board of Directors.

  3.2 Executive Committee.

  (a) How Constituted. The Executive Committee shall consist of not less than five nor more than nine Directors, including the Chairman of the Board, who shall be Chairman of the Committee, and the President. If the Chairman of the Board will not be present at a meeting, the President shall preside, and if the President will not be present, the Chairman may designate another officer of the Bank, who need not be a member of the Committee or a Director, to preside at the meeting.

  (b) Primary Responsibilities. The primary responsibilities of the Executive Committee shall consist of: exercise of all powers of the Board of Directors between meetings of the Board except as to matters exclusively reserved to the Board under law; annual review of management's financial goals and business plan; service as the Board's steering committee on capital, liquidity, asset/liability and credit issues, as well as the Board's advisor on mergers and acquisition and corporate structure matters; review of loan policy and procedure, the quarterly classification of loans and the adequacy of the allowance for loan loss reserves; review and recommendation to the Board of the annual capital budget and authorization of capital expenditures within a level established by the Board; supervision over the exercise of fiduciary powers; oversight over the Bank's contributions policy, approval of the annual contributions budget, and authorization or recommendation to the Board of larger individual contributions as specified by the Board; joint consultation with the Human Resources and Compensation Committee and recommendation to the Board of any titling changes and management succession involving the top five officers of the Bank; and evaluation and recommendation to the Board of nominees for election as Directors.

  3.3 Audit Committee

  (a) How Constituted. The Audit Committee shall consist of not less than five nor more than nine Directors, none of whom shall be officers of the Bank or any subsidiary thereof. The Chairman of the Committee shall be appointed by the Board of Directors upon recommendation of the Chairman of the Board. If the Chairman of the Committee will not be present at a meeting, he may designate any member of the Committee to preside at the meeting.

  (b) Primary Responsibilities. The primary responsibilities of the Audit Committee shall consist of: recommendation of the selection of independent accountants and auditors; review of the scope of the accountant's examination and approval of any non-audit services to be performed by the independent accountants; review of examination reports by the independent accountants and regulatory agencies; approval of, and review of the results of, the internal audit plan; review of the procedures for establishing the allowance for loan losses and monitoring of the credit process review function; review of Crestar's Community Reinvestment Act policy, plans and performance; review of internal programs to assure compliance with laws and regulations and the adequacy of internal controls; review of the adequacy of insurance coverage; and review of compliance with the Standards of Conduct.

  3.4 Human Resources and Compensation Committee.

  (a) How Constituted. The Compensation Committee shall consist of not less than five nor more than eight Directors, none of whom shall be officers of the Corporation or any subsidiary thereof. The Chairman of the Committee shall be appointed by the Board of Directors upon recommendation of the Chairman of the Board. If the Chairman of the Committee will not be present at the meeting, he may designate any member of the Committee to preside at the meeting.

  (b) Primary Responsibilities. The primary responsibilities of the Human Resources and Compensation Committee shall consist of: review and approval of major compensation policies; determination of appropriate performance targets under the Bank's benefit plans; recommendation to the Board of salaries, and approval of other compensation to be paid or awarded to, the highest level and most highly paid officers; recommendation of officers requiring Board approval and joint consultation with the Executive Committee and recommendation to the Board of any titling changes and management succession involving the top five officers of the Bank; review of other matters pertaining to management structure, succession planning and executive development; approval of election of all Executive Vice President level officers not requiring Board approval; review and recommendation for Board approval of new and significant changes to qualified and non-qualified benefit plans; and recommendation for Board approval of appropriate changes in Director compensation.

  3.5 Area Boards. The Board of Directors or the Chairman of the Board or his designee may appoint, from time to time, Area Boards for any one or more of the Bank's locations, whose members may consist of such persons, including officers and Directors, as may be deemed proper. Area Boards shall serve at the pleasure of the Board of Directors or the Chairman of the Board and their duties shall be those prescribed in the Administrative Regulations as in effect from time to time.

  3.6 Other Committees. The Board of Directors may, by resolution establish such other committees of the Board as it may deem advisable. The members, terms and authority of such committees shall be as set forth in the resolutions.

The Chairman of the Board may establish such other committees of the Board of Directors as he deems advisable, and may appoint the members of such committees. Any such committees shall have the authority to consider, review, advise and recommend to the Chairman of the Board with respect to such matters as may be referred to it by the Chairman of the Board, but shall have no authority to act for the Bank except with the prior approval of the Board of Directors.


                                   Article IV

                                    Officers

  4.1 Number and Manner of Election or Appointment. The officers of the Bank shall be:

  (a) The Chairman of the Board, the President, one or more Vice Chairmen of the Board, a Secretary, a Treasurer, an Auditor, one or more Regional Presidents, and one or more corporate Executive Vice Presidents, each of whom shall be elected by the Board;

  (b) one or more local Presidents and regional or local Executive Vice Presidents, each of whom shall be elected by the Human Resources and Compensation Committee; and

  (c) such other officers as the Chairman of the Board or President may deem necessary, each of whom shall be appointed by the Chairman of the Board, President or a Vice Chairman. Officers of subsidiaries of the Bank shall be elected and have their compensation set in the same manner as comparable officers of the Bank.

One person may hold more than one office except that the offices of President and Secretary may not be held by the same person.

  4.2 Term of Office. The officers designated in Section 4.1(a) shall be elected annually by the Board at its organizational meeting. Such officers shall each hold office until the next organizational meeting of the Board and until their successors are elected.

The officers designated in Section 4.1(b) shall be elected annually by the Human Resources and Compensation Committee at its first meeting following the Annual Meeting of Stockholders. Such officers shall each hold office until the next such meeting of the Committee and until their successors are elected. The officers designated in Section 4.1(c) may be appointed at any time by the Chairman of the Board, the President or a Vice Chairman.

  4.3 Removal. Any officer may be removed from office, with or without cause, at any time, by the Board of Directors. Any officer elected by the Human Resources and Compensation Committee may be removed from office by the Committee with or without cause at any time. Any officer appointed by the Chairman of the Board, the President or a Vice Chairman may be removed from office by him with or without cause at any time.

  4.4 Resignations. Any officer may resign at any time by giving written notice to the Board, Human Resources and Compensation Committee, Chairman of the Board, President, or the Secretary. Such resignation shall be effective on the date of receipt of such notice or any later date specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

  4.5 Vacancies, New Offices and Promotions. A vacancy from any cause in any office may be filled at any time for the unexpired portion of the term, in the manner prescribed in these Bylaws for regular election or appointment to such office. New offices may be created and filled, and the promotions and changes in officers' titles may be made at any time in the manner prescribed in these Bylaws for regular election or appointment to such office.

  4.6 Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer and shall have general supervision of the policies and operations of the Bank, subject to the direction and control of the Board. He shall preside at all meetings of the stockholders, the Board of Directors and the Executive Committee. He shall be responsible for extending lines of credit and other loan commitments, for making loans and for discounting acceptable trade paper. All such extensions of credit shall be based on acceptable credit risk. Subject to his executive authority and control, the Chairman of the Board may delegate specific loan authority to officers and employees of the Bank. He shall have the power to sign checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Bank, and have such other powers and perform such other duties as shall be designated by the Board of Directors or as may be incidental to his office. The Chairman of the Board shall have the authority to appoint officers of the Bank below the rank of Executive Vice President.

  4.7 President. The President shall participate in the supervision of the policies and management of the Corporation, and may, if so designated by the Board of Directors, be the chief administrative officer of the Corporation. He shall perform all duties incidental to the office of President and shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board. In the absence of the Chairman of the Board, he shall preside at meetings of stockholders, the Board of Directors and the Executive Committee. He shall have the same power to sign for the Corporation and to appoint officers as prescribed in these Bylaws for the Chairman of the Board.

  4.8 Vice Chairman of the Board of Directors. A Vice Chairman of the Board shall participate in the supervision of the policies and operations of the Bank, and shall have such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board. In the absence of the Chairman of the Board and the President, a Vice Chairman, as designated by the Chairman of the Board, shall preside at meetings of the stockholders and of the Board of Directors. A Vice Chairman shall have the authority to appoint officers of the Bank below the rank of Executive Vice President.

  4.9 Secretary. The Secretary shall: a) keep the minutes of all meetings of the Stockholders, the Board of Directors, the Executive Committee, and such other Committees as the Board may designate; b) see that all notices of such meetings are given in accordance with these Bylaws or as required by law; c) be custodian of the corporate records and of the seal of the Corporation and have authority to affix the seal to any documents requiring such seal and to attest the same;
d) sign, with the Chief Executive Officer, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; and e) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, an Assistant Secretary shall act in his stead.

  4.10 Treasurer. The Treasurer shall perform such duties with respect to securities and funds of the Bank as may be prescribed by the Board of Directors or the Chief Executive Officer, and such other duties as may be incidental to the office of Treasurer.

  4.11 Auditor. The Auditor shall have general supervision over the internal audit of the Bank and its subsidiaries. He shall be responsible to the Board of Directors, through the Audit Committee, for independently evaluating the adequacy, effectiveness, and efficiency of the Bank's systems of internal control and of employee compliance therewith. He shall have the duty of reporting his findings and recommendations to the Audit Committee at least quarterly on any matters concerning the Bank, except those with respect to credit quality, responsibility for which has been vested in the officer in charge of credit administration. Should the Auditor deem any matter to be of special importance or his independence to be in jeopardy, he shall report immediately to the Chairman of the Audit Committee or, in his absence, any member of the Committee. The Auditor shall have such other duties and perform such special audits and examinations as may be prescribed from time to time by the Audit Committee or the Board of Directors. For administrative purposes, the Auditor shall be accountable to the Chief Executive Officer.

  4.12 Powers and Duties of Other Officers. The powers and duties of all other officers of the Bank shall be those usually pertaining to their respective offices, subject to the direction and control of the Board of Directors and as otherwise provided in these Bylaws, or as prescribed by the Chief Executive Officer.

  4.13 Bonds. Each officer and employee of the Bank shall give bond covering the honest and faithful performance of his duties. The form and amount of such bonds, and the name of the company providing the surety, shall be approved annually by the Board of Directors at its organizational meeting, and premiums thereon to be paid by the Bank.

                                   Article V

                                 Capital Stock

  5.1 Certificates. The shares of capital stock of the Bank shall be evidenced by certificates in forms prescribed by the Board of Directors and executed in any manner permitted by law and stating thereon the information required by law. Transfer agents and/or registrars for one or more classes of the stock of the Bank may be appointed by the Board of Directors and may be required to countersign certificates representing stock of such class or classes. If any officer whose signature or facsimile thereof shall have been used on a stock certificate shall for any reason cease to be an officer of the Bank and such certificate shall not then have been delivered by the Bank, the Board of Directors may nevertheless adopt such certificate and it may then be issued and delivered as though such person had not ceased to be an officer of the Bank.

  5.2 Lost, Destroyed and Mutilated Certificates. Holders of the stock of the Bank shall immediately notify the Bank of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors or the Executive Committee may cause one or more new certificates for the same number of shares in the aggregate to be issued to such stockholder upon the surrender of the mutilated certificate or upon satisfactory proof of such loss or destruction, and the deposit of a bond in such form and amount and with such surety as the Board of Directors may require.

  5.3 Transfer of Stock. The stock of the Bank shall be transferable or assignable only on the Books of the Bank by the holders in person or by attorney on surrender of the Certificate for such shares duly endorsed and, if sought to be transferred by attorney, accompanied by a written power of attorney to have the same transferred on the books of the Bank. The Bank shall recognize, however, the exclusive right of the person registered on its books as the owner of shares to receive dividends and to vote as such owner.

  5.4 Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide, that the stock transfer books shall be closed for a stated period but not to exceed in any case, seventy days.

  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than seventy days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notices of the meeting are mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of the stockholders has been made as provided in this section such determination shall apply to any adjournment thereof.

                                   Article VI

                            Miscellaneous Provisions

  6.1 Seal. The corporate seal of the Bank shall consist of a flat-face circular die, on which there shall be engraved the Crestar logogram and the name of the Bank. Any officer of the Bank designated in writing by the Chief Executive Officer or Secretary shall have authority to affix and attest the seal. Failure to use the corporate seal shall not affect the validity of any instrument.

  6.2 Voting of Stock Held. Unless otherwise provided by resolution of the Board of Directors or of the Executive Committee, the Chairman of the Board, the President, or any Executive or Senior Vice President may from time to time appoint an attorney or attorneys or agent or agents of this Bank, in the name and on behalf of this Bank, to cast the vote which this Bank may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose stock or securities may be held by this Bank, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by any such other corporation. Such officer shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of this Bank such written proxies, consents, waivers or other instruments as may be necessary or proper. In lieu of an appointment of an attorney or agent, the officer may himself attend any meetings of the holders of stock of other securities of any such other corporation and there vote or exercise any or all power of this Bank as the holder of such stock or other securities of such other corporation.

  6.3 Fiscal Year. The fiscal year of the Bank shall be the calendar year.

                                  Article VII

                                Emergency Bylaws

  7.1. The Emergency Bylaws provided in this Article VII shall be operative during any emergency resulting from an attack of the United States or any nuclear or atomic disaster, notwithstanding any different provision in the preceding articles of the Bylaws or in the Articles of Incorporation of the Bank or in the Virginia Stock Corporation Act (other than those provisions relating to emergency Bylaws). To the extent not inconsistent with these Emergency Bylaws, the Bylaws provided in the preceding articles shall remain in effect during such emergency and upon the termination of such emergency the Emergency Bylaws shall cease to be operative unless and until another such emergency shall occur.

  During any such emergency:

  (a) Any meeting of the Board of Directors may be called by any officer of the Bank or by any Director. The notice thereof shall specify the time and place of the meeting. To the extent feasible, notice shall be given only to such of the Directors as it may be feasible to reach at the time, by such means as may be feasible at the time, including publication or radio, and at a time less than twenty-four hours before the meeting if deemed necessary by the person giving notice. Notice shall be similarly given, to the extent feasible, to the other persons referred to in (b) below,

  (b) At any meeting of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed at the time in accordance with Article II of the Bylaws. If the Directors present at any particular meeting shall be fewer than the number required for such quorum, other persons present may be included in the number necessary to make up such quorum, and shall be deemed Directors for such particular meeting as determined by the following provisions and in the following order of priority:

    (i) Officers designated in Section 4.1(a) of the Bylaws, Executive Vice Presidents not already serving as Directors, in the order of their seniority of first election to such offices, or if two or more shall have been first elected to such offices on the same day, in the order of their seniority in age;

    (ii) All other officers of the Bank in the order of their seniority of first election to such offices, or if two or more shall have been first elected to such officers on the same day, in the order of their seniority in age; and

    (iii) Any other persons that are designated on a list that shall have been approved by the Board of Directors before the emergency, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

  (c) The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Bank shall for any reason be rendered incapable of discharging their duties.

  (d) The Board of Directors, during as well as before any such emergency, may, effective in the emergency, change the principal office, or designate several alternative offices, or authorize the officers to do so.

  No officer, Director or employee acting in accordance with these Emergency Bylaws shall be liable except for willful misconduct.

  These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, except that no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action or inaction prior to the time of such repeal or change. Any such amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

                                  Article VIII

                   Indemnification Of Directors And Officers

  8.1 A. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director or officer of the Bank shall not be liable to the Bank or its stockholders for monetary damages.

  B. To the full extent permitted and in the manner prescribed by the Virginia Stock Bank Act and any other applicable law, the Bank shall indemnify a Director or officer of the Bank who is or was a party to any proceeding by reason of the fact that he is or was such a Director or officer or is or was serving at the request of the Bank as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or officer.

  C. The Board of Directors is hereby empowered, by a majority vote of a quorum of disinterested Directors, to cause the Bank to indemnify or contract in advance to indemnify any person not specified in Section B of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Bank, or is or was serving at the request of the Bank as a director, officer, employee or agent of another corporation, partnership, joint venture, trust employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section B.

  D. The Bank may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, officer, employee or agent of the Bank, or is or was serving at the request of the Bank as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by such person in any such capacity or arising from his status as such, whether or not the Bank would have power to indemnify him against such liability under the provisions of this Article.

  E. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Section A of this Article VIII shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

  F. The provisions of this Article VIII shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

  G. Reference herein to Directors, officers, employees or agents shall include Area Board Directors, former Directors, officers, employees and agents and their respective heirs, executors and administrators.

                                   Article IX

                                   Amendments

9.1 These Bylaws may be amended, altered, or repealed at any meeting of the Board of Directors by affirmative vote of a majority of the number of Directors fixed by resolution of the Board pursuant to these Bylaws. The stockholders entitled to vote in an election of Directors, however, shall have the power to rescind, alter, amend or repeal any Bylaws and to enact Bylaws which, if expressly so provided, may not be amended, altered or repealed by the Board of Directors.

                          Administrative Regulation I

      Sale, Purchase And Pledge Or Deposit Of Securities Owned By The Bank

  1.1 Sale, Purchase and Pledge or Deposit of Securities. The President, the Executive Vice president - Investment Bank, the Managing Director - Asset/Liability Management Division, the Managing Director - Funds Management Division, or such other officers of the Asset/Liability Management Division or the Funds Management Division as any of the foregoing may designate in writing (which designation shall be filed with the Secretary) are authorized and empowered in its behalf at any time and from time to time:

  (a) To sell, assign, loan, sell under agreement to repurchase, transfer, and deliver any and all securities of any description now or at any time hereafter belonging to the Bank in its own right, or which the Bank is or shall be authorized and empowered to sell, assign, or transfer as attorney for the owners or holders thereof.

  (b) To make any pledge or deposit of any of the bonds, notes, obligations or any other securities belonging to the Bank (including any receipts issued by any other banking institution evidencing the deposit by the Bank of any of its securities with any other banking institution as custodian) including without limitation the pledge or deposit with the Treasurer of the United States, or any other public official or public authority, national, state or local, for the purpose of securing (i) borrowings from the Federal Reserve Bank, (ii) deposits for which security is or may be required or permitted by law at any time to be given, (iii) sureties on surety bonds furnished to secure such deposits, or (iv) deposits made, whether time or demand, by the Bank as sole or joint fiduciary of any character. Any officer authorized hereunder to make such pledges or deposits shall have power to make any endorsement, transfer or assignment of any such securities, to make substitutions and withdrawals thereof, and to designate the person or persons to whom on behalf of the Bank any such securities so withdrawn may be delivered.

  (c) To purchase, borrow, or purchase under agreement to resell for the account of the Bank in its own right such bonds, stocks or other securities as may be permitted by law.

  (d) To do any act and to execute and acknowledge any document necessary to the exercise of the powers hereby granted and to appoint attorneys-in-fact to do such acts and execute such documents.

                          Administrative Regulation II

                          Exercise Of Fiduciary Powers

  2.1 Certification, Authentication, etc., of Securities and Documents. Any officer or employee of the Trust Group who may be designated from time to time in writing (which designation shall be filed with the Secretary) by either the President, the Executive Vice President for Trusts, any Senior Vice President, or Vice President in the Trust Group, to act as Special Corporate Assistant shall have the authority to authenticate or certify, on behalf of the Bank, any bonds, certificates, or other documents necessary or proper for the Bank to certify in its capacity as Trustee under any mortgage, deed of trust or other instrument, and to sign or countersign in the name of the Bank (a) as Transfer Agent or Registrar the certificates for the capital stock or the bonds or other securities of any corporation for which the Bank may be at any time Transfer Agent or Co-Transfer Agent, or Registrar or Co-Registrar, respectively, and (b) as Depositary the receipts for any securities deposited with the Bank under any agreement under which it may at any time be Depositary; and any of said officers or employees authenticating, certifying, signing or countersigning any of such bonds, certificates, stocks, securities, receipts and documents on behalf of the Bank may do so under the title or style of "Authorized Officer" or "Authorized Signature".

  2.2 Qualification as Fiduciary. In all cases where the Bank shall be appointed to act as Trustee, Executor, Administrator (with or without will annexed), Curator, Guardian, Committee, Receiver, Special Commissioner, or in any other lawful fiduciary capacity, any one of the following officers, namely: The President, the Executive Vice President for Trusts, or any officer of the Trust Group is authorized to take on behalf of the Bank any oath, and to execute any bond required to be taken or executed, upon the Bank's qualifying to act in such fiduciary capacity.

  2.3 Acceptance of Trusts. The President, the Executive Vice President for Trusts, or any officer in the Trust Group may accept on behalf of the Bank any trust and sign his name to any instrument evidencing such acceptance and acknowledge and deliver the same.

  2.4 Purchase and Sales of Securities. Any of the following officers of the Bank, namely: The President, the Executive Vice President for Trusts, or any officer in the Trust Group, is authorized in the exercise of powers conferred upon the Bank as fiduciary or agent, to buy, sell, assign, transfer and deliver any bonds, stocks and other securities of every description, standing in the name of this Bank as either sole or joint fiduciary, or in the name of any ward for whom it is either sole guardian or co-guardian, or of any decedent for whom it is either the sole personal representative or one of the personal representatives, or which may be held by it in any fiduciary or representative capacity whatsoever, either solely or in conjunction with some other person or persons, whether registered or otherwise (and to exchange registered for bearer or bearer for registered securities), and any such officer so authorized shall have authority to appoint one or more attorneys for that purpose and to execute and deliver on behalf of the Bank all necessary and proper instruments for the purpose of effectuating the powers hereby conferred.

  2.5 Deposit of Securities Under Plans of Reorganizations, etc. Any of the following officers of the Bank, namely: The President, the Executive Vice President for Trusts, or any officer in the Trust Group may deposit or authorize the deposit of the securities referred to in paragraph 2.4 with any Committee or Depositary under any plan of reorganization, consolidation, merger or readjustment of any individual, corporation, firm or association, and may approve any such plan, and may execute in the name of the Bank in its appropriate fiduciary or representative capacity and deliver on its behalf any protective committee agreement for any of the above mentioned purposes.

  2.6 Sales and Leases of Real Estate and Tangible Personal Property:
Foreclosure and extension of Mortgages. Any of the following officers of the Bank, namely: The President, the Executive Vice President for Trusts, or any officer of the Trust Group, in the exercise of powers conferred upon the Bank as fiduciary or agent are authorized (i) to sell, exchange or lease any real estate or tangible personal property or any interest therein, which the Bank may hold in any fiduciary or representative capacity, (ii) to grant options for purchase thereof, (iii) to cause the foreclosure of any deed of trust or mortgage held by the Bank in any such fiduciary or representative capacity, or (iv) to consent to the extension of the maturity of any such deed of trust or mortgage.

  2.7 All Acts Done Under the Foregoing Paragraphs numbered 2.2, 2.3, 2.4, 2.5 and 2.6 shall be reported to the Trust Administrative Committees, as may be appropriate, provided that no action then taken by the Committees shall affect the rights of third parties.

  2.8 Voting Stock and Other Securities. The President, the Executive Vice President for Trusts, or any officer of the Trust Group shall have the power and authority to attend any meeting of the stockholders or security holders of any corporation in which this Bank, as fiduciary or agent, is a stockholder or security holder, and vote on behalf of this Bank any such stock or securities; and any of them is hereby authorized and empowered to designate, in writing, any person or persons as proxy, with power of substitution, to attend and vote at such meeting such stock or securities on behalf of this Bank; provided, however, that such proxy shall be empowered by such writing to vote only on the matters and questions in the manner and to the effect therein specified.

                         Administrative Regulation III

    Borrowing Money, Rediscounts Of Bills And Notes, Buying Or Selling Funds

  3.1 Borrowed Money, Security Therefor and Rediscounts. Transactions with the Federal Reserve Bank, or with any other bank in the nature of borrowings, pledges or rediscounts by the Bank shall be by the President, the Executive Vice President - Investment Bank, the Managing Director - Asset/Liability Management Division, the Managing Director - Funds Management Division, or such other officers of the Asset/Liability Management Division or the Funds Management Division as any of the foregoing may designate in writing (which designation shall be filed with the Secretary), and any of such officers is severally authorized in the Bank's behalf at any time and from time to time:

  (a) To borrow money for any temporary purpose and on such terms and for such periods as he may deem wise;

  (b) To pledge as security for the sums so borrowed, sell under repurchase agreement, any and all securities, bills or notes, of every description belonging to the Bank in its own right, including receipts of any other banking institution evidencing deposit with it of any securities, bills or notes, belonging to the Bank; or

  (c) To rediscount any bills or notes belonging to the Bank in its own right.

  3.2 Purchase and Sale of Surplus Funds. The President, the Executive Vice President - Investment Bank, the Managing Director - Asset/Liability Management Division, the Managing Director - Funds Management Division, or such other officers of the Asset/Liability Management Division or the Funds Management Division as any of them may designate in writing (which designation shall be filed with the Secretary), are authorized to purchase or sell surplus funds.

                          Administrative Regulation IV

                            Release of Encumbrances


  4.1 Release of Encumbrances. Any release, termination statement, or satisfaction of judgment required by the Bank shall be executed by any officer of the Bank or by an attorney-in-fact appointed by an officer of the Bank for the purpose. Whenever the Bank may be lawfully required to consent to the release of the lien of any deed of trust, its consent may be evidenced by the execution of such deed of release or any other document on behalf of the Bank by any officer of the Bank.

                          Administrative Regulation V

                          Checks, Drafts, Orders, Etc.

  5.1 Bank - Except Trust. All checks, drafts or orders of the Bank for the payment of money, whether directed to itself or to others (except those drawn on trust funds), shall be executed or signed on behalf of the Bank by any officer or, if authorized to sign by any officer (other than a member of the Trust Group) who is a Division Head, Senior Vice President or above, by any employee of the Bank, with a copy of such authorization filed with the Corporate Controller.

  5.2 Trust Group. All checks, drafts or orders of the Trust Group for the payment of money, whether directed to itself or others, shall be executed or signed on behalf of the Bank by any officer or employee of the Trust Group who may be authorized so to sign by any officer of the Trust Group who is Senior Vice President or above, with a copy of such authorization filed with the Corporate Controller.

                          Administrative Regulation VI

                    Signature Guarantee, Confirmations, Etc.

  6.1 Signature Guarantee. Any officer of the Bank, or employee of the Bank who may be designated in writing (which designation shall be filed with the Secretary) by the Chairman of the Board, the President, any Executive Vice President, any Senior Vice President or Division Head, shall have the authority to guarantee, on behalf of the Bank, the signature of a bank customer or other person on any stock certificate, bond, note, or other security, provided that such officer or employee shall know personally:

  1. The person signing.
  2. That the signature is genuine.
  3. That the signer is an appropriate person to endorse or sign.
  4. That the signer has legal capacity to sign.

  Any such officer or employee guaranteeing any such signature may do so under the style of "Authorized Officer" or "Authorized Signature".

  6.2 Confirmations. The General Auditor or any Vice President Audit is authorized to certify in the name of, or on behalf of, the Bank in its own right or in a fiduciary or representative capacity, as to the accuracy and completeness of any account, schedule of assets, instrument or paper requiring such certification.

                         Administrative Regulation VII

                        Responsibilities of Area Boards

  7.1 Responsibilities of Area Boards. The Area Boards, as provided by Section
3.7 of the Bylaws, shall, jointly with senior management, assist in the direction of one or more of the Bank's offices by: 1) selecting and evaluating the performance of local executive officers, 2) ensuring the adoption of challenging goals and marketing policies, 3) ensuring a reasonable return on allocated capital, 4) ensuring a level of profitability that provides for balanced growth, responsiveness to the credit needs of the community, and high standards of integrity for all personnel, 5) ensuring an appropriate commitment of the Bank to a significant role in the local community, 6) ensuring conformance to applicable statutes & regulations, 7) ensuring a reporting system that adequately monitors these objectives, 8) promoting the Bank through the acquisition of business and by personal example and, 9) providing an outside perspective as a constructive critic and loyal friend.

                         Administrative Regulation VIII

                         Deposit And Security Accounts


  8.1 Deposit Accounts. The President, the Executive Vice President - Investment Bank, the Executive Vice President, Controller and Treasurer, the Managing Director - Asset/Liability Management Division, and the Managing Director - Funds Management Division are individually authorized and empowered to open and maintain in the name of the Bank one or more deposit accounts at other financial institutions. The aforementioned officers shall designate the personnel authorized to sign for and transact business in such accounts and may agree to any terms governing such accounts. Any resolutions required of this Corporation in connection with such accounts may be certified by the Secretary as if specifically adopted by the Board of Directors.

  8.2 Securities Accounts. The President, the Executive Vice President - Investment Bank, the Managing Director - Asset/Liability Management Division, and the Managing Director - Funds Management Division are individually authorized and empowered to open and maintain in the name of the Bank one or more securities accounts for the purpose of purchasing, selling, reselling, borrowing, lending, and otherwise dealing in money market instruments and securities of any and every kind, including agreements or contracts for their repurchase or future delivery, with banks, brokers, dealers, securities firms, or other organizations, and to issue written, telephonic, telegraphic, or verbal orders or instructions for transactions to be carried out in such accounts. The aforementioned officers shall designate the personnel authorized to sign for and transact business in such accounts and may agree to any terms governing such accounts. Any resolutions required of this Bank in connection with such accounts may be certified by the Secretary as if specifically adopted by the Board of Directors.



Exhibit 6

          Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of Subordinated Debt of United Dominion Realty Trust, we hereby consent that reports of examinations by federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        CRESTAR BANK

                                    By:  Lee B. Bedell
                                    Name:  Lee B. Bedell
                                    Title:  Vice President

Date:  August 18, 1994

Exhibit 7

       [LETTERHEAD OF BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM]

- ----------------------------------------------------------------------

(LOGO OF BOARD OF                              Please refer to page i,         1
GOVERNORS OF THE                               Table of Contents, for
FEDERAL RESERVE                                the required disclosure
SYSTEM APPEARS HERE)                           of estimated burden.

- -------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 1994

 (940630)
- -----------
(RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks);
12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National Banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- ---------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Richard G. Tilghman, Chairman
   and Chief Executive Officer
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Richard G. Tilghman, Chairman
- ----------------------------------------------
Signature of Officer Authorized to Sign Report






- ----------------------------------------------
Date of Signature

The reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principals.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


 /s/ Eugene P. Trani
- ----------------------------------------------
Director (Trustee)

 /s/ Patrick D. Giblin
- ----------------------------------------------
Director (Trustee)

 /s/ Gordon H. Rainey
- ----------------------------------------------
Director (Trustee)

- ----------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

- ------------------------------------------------------------------------

FDIC Certificate Number 00832
                        -----

CALL NO.        June 30, 1994

CERT: 00832      STBK 51-2430

Crestar Bank
P.O. Box 26665
Richmond, VA 23261
E512430000 005512430000

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
- ----------------------------------------------------------------------------

Table of Contents

Signature Page                                                      Cover

Report of Income

Schedule RI--Income Statement........................................RI-1,2,3

Schedule RI-A--Changes in Equity Capital.............................RI-3

Schedule RI-B--Charge-offs and Recoveries and Changes in
  Allowance for Loan and Lease Losses..............................RI-4,5

Schedule RI-C--Applicable Income Taxes by Taxing Authority...........RI-5

Schedule RI-D--Income from International Operations..................RI-6

Schedule RI-E--Explanations........................................RI-7,8

Report of Condition

Schedule RC--Balance Sheet.........................................RC-1,2

Schedule RC-A--Cash and Balances Due From Depository
  Institutions.......................................................RC-3

Schedule RC-B--Securities..........................................RC-4,5

Schedule RC-C--Loans and Lease Financing
 Receivables:
    Part I. Loans and Leases.......................................RC-6,7
    Part II. Loans to Small Businesses and Small Farms
       (included in the forms for June 30 only)..................RC-7a,7b

Schedule RC-D--Trading Assets and Liabilities to be
 completed only by selected banks)...................................RC-8

Schedule RC-E--Deposit Liabilities................................RC-9,10

Schedule RC-F--Other Assets.........................................RC-11

Schedule RC-G--Other Liabilities....................................RC-11

Schedule RC-H--Selected Balance Sheet Items for Domestic
  Offices...........................................................RC-12

Schedule RC-I--Selected Assets and Liabilities of IBFs..............RC-13

Schedule RC-K--Quarterly Averages...................................RC-13

Schedule RC-L--Off-Balance Sheet Items...........................RC-14,15

Schedule RC-M--Memoranda.........................................RC-16,17

Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets.......................................RC-18,19

Schedule RC-O--Other Data for Deposit Insurance
  Assessments....................................................RC-20,21

Schedule RC-R--Risk-Based Capital................................RC-22,23

Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of Condition
  and Income........................................................RC-24

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is
 30.7
hours per respondent and is estimated to vary from 15 to 200 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact
the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank: Crestar Bank
Address:             P.O. Box 26665             Call Date: 06/30/94
City, State  Zip:    Richmond, VA 23261-6665    ST-BK: 51-2430    FFIEC 031
                                                Page RI-1
                                                Cert: 00832


Consolidated Report of Income
for the period January 1, 1994 - June 30, 1994

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


                                                                                                        --------
                                                                                                           I480
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RIAD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                           //////////////////
   a. Interest and fee income on loans:                                                       //////////////////
      (1) In domestic offices:                                                                //////////////////
          (a) Loans secured by real estate..................................................  4011       134,299   1.a.(1)(a)
          (b) Loans to depository institutions..............................................  4019           117  1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to                     //////////////////
              farmers.......................................................................  4024           259   1.a.(1)(c)
          (d) Commercial and industrial loans...............................................  4012        55,278   1.a.(1)(d)
          (e) Acceptances of other banks....................................................  4026             0   1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:    //////////////////
              (1) Credit cards and related plans............................................  4054        73,252   1.a.(1)(f)(1)
              (2) Other.....................................................................  4055        48,115   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions........................  4056             0   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and                    //////////////////
              political subdivisions in the U.S.:                                             //////////////////
              (1) Taxable obligations.......................................................  4503           162   1.a.(1)(h)(1)
              (2) Tax-exempt obligations....................................................  4504         5,257   1.a.(1)(h)(2)
          (i) All other loans in domestic offices...........................................  4058         8,017   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4059             0   1.a.(2)
   b. Income from lease financing receivables:                                                //////////////////
      (1) Taxable leases....................................................................  4505           213   1.b.(1)
      (2) Tax-exempt leases.................................................................  4307             0   1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                        //////////////////
      (1) In domestic offices...............................................................  4105             4   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4106            13   1.c.(2)
   d. Interest and dividend income on securities:                                             //////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation                 //////////////////
          obligations.......................................................................  4027        58,828   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                 //////////////////
          (a) Taxable securities............................................................  4506             0   1.d.(2)(a)
          (b) Tax-exempt securities.........................................................  4507         2,202   1.d.(2)(b)
      (3) Other domestic debt securities....................................................  3657         7,933   1.d.(3)
      (4) Foreign debt securities...........................................................  3658            50   1.d.(4)
      (5) Equity securities (including investments in mutual funds).........................  3659           476   1.d.(5)
   e. Interest income from assets held in trading accounts..................................  4069             9   1.e.
                                                                                             --------------------

- --------------
(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank: Crestar Bank
Address:             P.O. Box 26665             Call Date: 06/30/94
City, State  Zip:    Richmond, VA 23261-6665    ST-BK: 51-2430    FFIEC 031
                                                Page RI-1
                                                Cert: 00832

Schedule RI--Continued


                                                                                       ------------------
                                                    Dollar Amounts in Thousands             Year-to-date
- ---------------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                                   RIAD      Bil Mil Thou
    f. Interest income on federal funds sold and securities purchased             //////////////////////
       under agreements to resell in domestic offices of the bank and of          //////////////////////
       its Edge and Agreement subsidiaries, and in IBFs........................   4020             7,486    1.f.
    g. Total interest income (sum of items 1.a through 1.f)....................   4107           401,920    1.g.
 2. Interest expense:                                                             //////////////////////
    a. Interest on deposits                                                       //////////////////////
       (1) Interest on deposits in domestic offices:                              //////////////////////
           (a) Transaction accounts (NOW accounts, ATS accounts, and              //////////////////////
               telephone and preauthorized transfer accounts)..................   4508            15,346    2.a.(1)(a)
           (b) Nontransaction accounts:                                           //////////////////////
               (1) Money market deposit accounts (MMDAs).......................   4509            21,422    2.a.(1)(b)(1)
               (2) Other savings deposits......................................   4511            13,350    2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more............   4174             7,191    2.a.(1)(b)(3)
               (4) All other time deposits.....................................   4512            52,956    2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement            //////////////////////
           subsidiaries, and IBFs..............................................   4172               190    2.a.(2)
    b. Expense of federal funds purchased and securities sold under               //////////////////////
       agreements to repurchase in domestic offices of the bank and of            //////////////////////
       its Edge Agreement subsidiaries, and in IBFs............................   4180            22,225    2.b.
    c. Interest on demand notes issued to the U.S. Treasury and on other          //////////////////////
       borrowed money..........................................................   4185               466    2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized        //////////////////////
       leases..................................................................   4072               768    2.d.
    e. Interest on subordinated notes and debentures...........................   4200             7,518    2.e.
    f. Total interest expense (sum of items 2.a through 2.e)...................   4073           141,432    2.f.
                                                                                                         ---------------------
 3. Net interest income (item 1.g minus 2.f)...................................   //////////////////////   RIAD 4074  260,488  3.
                                                                                                         ---------------------
 4. Provisions:                                                                   //////////////////////
                                                                                                         ---------------------
    a. Provision for loan and lease losses.....................................   //////////////////////   RIAD 4230   17,783
4.a.
    b. Provision for allocated transfer risk...................................   //////////////////////   RIAD 4243        0
4.b.

                                                                                                         ---------------------
 5. Noninterest income:                                                           //////////////////////
    a. Income from fiduciary activities........................................   4070            18,869    5.a.
    b. Service charges on deposit accounts in domestic offices.................   4080            29,068    5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions......   4075               519    5.c.
    d. Other foreign transaction gains (losses)................................   4076                 0    5.d.
    e. Gains (losses) and fees from assets held in trading accounts............   4077              (687)   5.e.
    f. Other noninterest income:                                                  //////////////////////
       (1) Other fee income....................................................   5407            67,683    5.f.(1)
       (2) All other noninterest income*.......................................   5408             6,029    5.f.(2)
                                                                                                        ----------------------
    g. Total noninterest income (sum of items 5.a through 5.f).................   //////////////////////   RIAD 4079  121,481
5.g.
 6. a. Realized gains (losses) on held-to-maturity securities..................   //////////////////////   RIAD 3521        5  6.a.
    b. Realized gains (losses) on available-for-sale securities................   /////////////////////    RIAD 3196   (1,742) 6.b.

                                                                                                        ----------------------
 7. Noninterest expense:                                                          //////////////////////
    a. Salaries and employee benefits..........................................   4135           131,845    7.a.
    b. Expenses of premises and fixed assets (net of rental income)               //////////////////////
       (excluding salaries and employee benefits and mortgage interest)........   4217            27,883    7.b.
    c. Other noninterest expense*..............................................   4092            91,658    7.c.
                                                                                                        ----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c)................   //////////////////////   RIAD 4093  251,386
7.d.
                                                                                                        ----------------------
 8. Income (loss) before income taxes and extraordinary items and other           //////////////////////
                                                                                                        ----------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d).....//////////////////////   RIAD 4301  111,063  8.
 9. Applicable income taxes (on item 8)........................................   //////////////////////   RIAD 4302   35,878  9.
                                                                                                        ----------------------
10. Income (loss) before extraordinary items and other adjustments                //////////////////////
                                                                                                        ----------------------
    (item 8 minus 9)...........................................................   //////////////////////   RIAD 4300   75,185  10.
                                                                                 ---------------------------------------------

- --------------

*Describe on Schedule RI-E--Explanations.

Legal Title of Bank: Crestar Bank
Address:             P.O. Box 26665             Call Date: 06/30/94
City, State  Zip:    Richmond, VA 23261-6665    ST-BK: 51-2430    FFIEC 031
                                                Page RI-3
                                                Cert: 00832


                    -----

Schedule RI--Continued

                                                                           --------------------
                                                                                  Year-to-date
                                                                           --------------------
                                                Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -----------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:                               /////////////////
    a. Extraordinary items and other adjustments, gross of income taxes*  .  4310            0   11.a.
    b. Applicable income taxes (on item 11.a)*  ...........................  4315            0   11.b.
    c. Extraordinary items and other adjustments, net of income taxes        ///////////////// --------------------------
       (item 11.a minus 11.b)  ............................................  /////////////////   RIAD 4320              0   11.c.
12. Net income (loss) (sum of items 10 and 11.c)  .........................  /////////////////   RIAD 4340         75,185   12.
                                                                            ---------------------------------------------

Memoranda                                                                                                  Year-to-date
                                                                                                    ---------------------
                                                                         Dollar Amounts in Thousands  RIAD  Bil  Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        ///////////////////
    August 7, 1986, that is not deductible for federal income tax purposes  ........................  4513            528   M.1.
 2. Fee income from the sale and servicing of mutual funds and annuities in domestic offices          ///////////////////
    (included in Schedule RI, item 5.g).............................................................  8431          2,980   M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above .......  4309              0   M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            ///////////////////
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             ///////////////////
    items and other adjustments" (item 8 above)  ...................................................  1244          4,442   M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            ////         Number
    nearest whole number)  .........................................................................  4150          6,140   M.5.
                                                                                                    ---------------------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                                               ----------
                                                                                                                     I483
                                                                                                    ---------------------
                                                                           Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1993, Reports of Condition           ///////////////////
    and Income  ..................................................................................... 3215        793,329    1.


 2. Equity capital adjustments from amended Reports of Income, net*  ................................ 3216              0    2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)  ........................... 3217        793,329    3.
 4. Net income (loss) (must equal Schedule RI, item 12)  ............................................ 4340         75,185    4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net  ............................. 4346            816    5.
 6. Changes incident to business combinations, net  ................................................. 4356              0    6.
 7. LESS: Cash dividends declared on preferred stock  ............................................... 4470              0    7.
 8. LESS: Cash dividends declared on common stock  .................................................. 4460         27,079    8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         ///////////////////
    for this schedule)  ............................................................................. 4411              0    9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  4412              0   10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities  ............... 8433        (16,991)  11.
12. Foreign currency translation adjustments  ....................................................... 4414              0   12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)  ....... 4415         26,586   13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   ///////////////////
    item 28)  ....................................................................................... 3210        851,846   14.
                                                                                                     --------------------

- -----------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank: Crestar Bank
Address:             P.O. Box 26665             Call Date: 06/30/94
City, State  Zip:    Richmond, VA 23261-6665    ST-BK: 51-2430    FFIEC 031
                                                Page RI-4
                                                Cert: 00832



Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               --------
                                                                                                                 I486
                                                                           --------------------------------------------
                                                                                  (Column A)                (Column B)
                                                                                  Charge-offs               Recoveries
                                                                           --------------------------------------------
                                                                                        calendar year-to-date
                                                                           --------------------------------------------
                                       Dollar Amounts in Thousands         RIAD   Bil Mil   Thou  RIAD   Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                            ////////////////////  /////////////////////
   a. To U.S. addressees (domicile)........................................ 4651          10,001  4661            4,656  1.a.
   b. To non-U.S. addresees (domicile)..................................... 4652               0  4662                0  1.b.
2. Loans to depository institutions and acceptances of other banks:         ////////////////////  /////////////////////
   a. To U.S. banks and other U.S. depository institutions................. 4653               0  4663                0  2.a.
   b. To foreign banks..................................................... 4654               0  4664                0  2.b.
3. Loans to finance agricultural production and other loans to farmers..... 4655               6  4665                0  3.
4. Commercial and industrial loans:                                         ////////////////////  /////////////////////
   a. To U.S. addressees (domicile)........................................ 4645           2,574  4617            1,701  4.a.
   b. To non-U.S. addressees (domicile).................................... 4646               0  4618                0  4.b.
5. Loans to individuals for household, family, and other personal
   expenditures:                                                            ////////////////////  /////////////////////
   a. Credit cards and related plans....................................... 4656          12,885  4666            3,354  5.a.
   b. Other (includes single payment, installment, and all student loans).. 4657           4,175  4667            2,412  5.b.
6. Loans to foreign governments and official institutions.................. 4643               0  4627                0  6.
7. All other loans......................................................... 4644             758  4628            1,349  7.
8. Lease financing receivables:                                            ////////////////////  /////////////////////
   a. Of U.S. addressees (domicile)........................................ 4658               0  4668               6   8.a.
   b. Of non-U.S. addressees (domicile)......................................4659              0  4669               0   8.b.
9. Total (sum of items 1 through 8)........................................ 4635          30,393  4605          13,478   9.
                                                                           --------------------------------------------

                                                                           ---------------------------------------------
                                                                                   Cumulative               Cumulative
                                                                                  Charge-offs               Recoveries
                                                                                  Jan. 1, 1986             Jan. 1, 1986
Memoranda                                                                           through                  through
                                             Dollar Amounts in Thousands          Dec. 31, 1989             Report Date
- ------------------------------------------------------------------------------------------------------------------------
To be completed by national banks only.                                    RIAD   Bil Mil   Thou  RIAD    Bil Mil   Thou
                                                                           ---------------------  ----------------------
1. Charge-offs and recoveries of Special-Category Loans, as defined for     ////////////////////  //////////////////////
    this Call Report by the Comptroller of the Currency.................... ////////////////////  4784               N/A M.1.
                                                                           ---------------------  ----------------------
                                                                           ---------------------------------------------
                                                                                  (Column A)                (Column B)
                                                                                  Charge-offs               Recoveries
                                                                           ---------------------  ----------------------
                                                                                      calendar year-to-date
Memorandum items 2 and 3 are to be completed by all banks.                 ---------------------------------------------
2. Loans to finance commercial real estate, construction, and land         RIAD   Bil Mil   Thou  RIAD    Bil Mil   Thou
   development activities (not secured by real estate) included in         ---------------------  ----------------------
   Schedule RI-B, part I, items 4 and 7, above............................. 5409               0  5410                0  M.2.
3. Loans secured  by real estate in domestic offices (included in  Schedule
   RI-B, part 1, item 1, above):                                            ////////////////////  /////////////////////
   a. Construction and land development.................................... 3582             275  3583            1,337  M.3.a.
   b. Secured by farmland.................................................. 3584               0  3585                0  M.3.b.
   c. Secured by 1-4 family residential properties:                         ////////////////////  /////////////////////
      (1) Revolving, open-end loans secured by 1-4 family residential       ////////////////////  /////////////////////
          properties and extended under lines of credit.................... 5411               0  5412                0  M.3.c.(1)
      (2) All other loans secured by 1-4 family residential properties..... 5413             338  5414               68  M.3.c.(2)
   d. Secured by multifamily (5 or more) residential properties............ 3588              38  3589                0  M.3.d.
   e. Secured by nonfarm nonresidential properties......................... 3590           9,350  3591            3,251  M.3.e.
                                                                           ---------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses and in Allocated Transfer Risk Reserve


                                                                                 -------------------------------------
                                                                                    (Column A)             (Column B)
                                                                                  Allowance for            Allocated
                                                                                 Loan and Lease          Transfer Risk
                                                                                     Losses                 Reserve
                                                                                 -------------------------------------
                                                    Dollar Amounts in Thousands  RIAD Bil Mil Thou   RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1993, Reports of              /////////////////  /////////////////
   Condition and Income........................................................  3124      188,317  3131            0  1.
2. Recoveries (column A must equal part I, item 9, column B above).............  4605       13,478  3132            0  2.
3. LESS: Charge-offs (column A must equal part I, item 9, column A above)......  4635       30,393  3133            0  3.
4. Provision (column A must equal Schedule RI, item 4.a; column B must equal     /////////////////  /////////////////
   Schedule RI, item 4.b)......................................................  4230       17,783  4243            0  4.
5. Adjustments* (see instructions for this schedule)...........................  4815       11,280  3134            0  5.
6. Balance end of current period (sum of items 1 through 5) (column A must equal /////////////////  /////////////////
   Schedule RC, item 4.b; column B must equal Schedule RC, item 4.c)............ 3123      200,465  3128            0  6.
                                                                                 -------------------------------------

__________
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                     ----
                                                                                                     I489
                                                                                    ---------------------
                                                   Dollar Amounts in Thousands      RIAD   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------------------
1. Federal.....................................................................     4780              N/A  1.
2. State and local.............................................................     4790              N/A  2.
3. Foreign.....................................................................     4795              N/A  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and     /////////////////////
   11.b).......................................................................     4770              N/A  4.
5. Deferred portion of item 4................................ RIAD 4772     N/A     /////////////////////  5.
                                                                                    ---------------------



Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RI-6
                                             Cert: 00832

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations


                                                                                            --------
                                                                                               I492
                                                                                        ------------
                                                                                        Year-to-date
                                                                                  ------------------
                                                Dollar Amounts in Thousands       RIAD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement      //////////////////
   subsidiaries, and IBFs:                                                        //////////////////
   a. Interest income booked................................................      4837           N/A  1.a.
   b. Interest expense booked...............................................      4838           N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement           //////////////////
      subsidiaries, and IBFs (item 1.a minus 1.b)............................     4839           N/A  1.c.
2. Adjustments for booking location of international operations:                  //////////////////
   a. Net interest income attributable to international operations booked at      //////////////////
      domestic offices........................................................    4840           N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign     //////////////////
      offices.................................................................    4841           N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)....................    4842           N/A  2.c.
3. Noninterest income and expense attributable to international operations:       //////////////////
   a. Noninterest income attributable to international operations.............    4097           N/A  3.a.
   b. Provision for loan and lease losses attributable to international           //////////////////
      operations..............................................................    4235           N/A  3.b.
   c. Other noninterest expense attributable to international operations......    4239           N/A  3.c.
   d. Net noninterest income (expense) attributable to international operations   //////////////////
      (item 3.a minus 3.b and 3.c).............................................   4843           N/A  3.d.
4. Estimated pretax income attributable to international operations before        //////////////////
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)..............   4844           N/A  4.
5. Adjustment to pretax income for internal allocations to international          //////////////////
   operations to reflect the effects of equity capital on overall bank funding    //////////////////
   costs.......................................................................   4845           N/A  5.
6. Estimated pretax income attributable to international operations after         //////////////////
   capital allocation adjustment (sum of items 4 and 5)........................   4846           N/A  6.
7. Income taxes attributable to income from international operations as           //////////////////
   estimated in item 6.........................................................   4797           N/A  7.
8. Estimated net income attributable to international operations (item 6 minus    //////////////////
   7)..........................................................................   4341           N/A  8.
                                                                                 -------------------

Memoranda
                                                                                  ------------------
                                              Dollar Amounts in Thousands          RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above.....................    4847          N/A  M.1.
2. Intracompany interest expense included in item 1.b above....................    4848          N/A  M.2.
                                                                                  ------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                      --------------
                                                                                       Year-to-date
                                                                                  ------------------
                                              Dollar Amounts in Thousands          RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs...............................................   4849          N/A  1.
2. Interest expense booked at IBFs..............................................   4850          N/A  2.
3. Noninterest income attributable to international operations booked at           /////////////////
   domestic offices (excluding IBFs):                                              /////////////////
   a. Gains (losses) and extraordinary items....................................   5491          N/A  3.a.
   b. Fees and other noninterest income.........................................   5492          N/A  3.b.
4. Provision for loan and lease losses attributable to international operations    /////////////////
   booked at domestic offices (excluding IBFs)..................................   4852          N/A  4.
5. Other noninterest expense attributable to international operations booked at    /////////////////
   domestic offices (excluding IBFs)............................................   4853          N/A  5.
                                                                                  ------------------

Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RI-7
                                             Cert: 00832






Schedule RI-E-Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                              ------
                                                                I495
                                                        ------------
                                                        Year-to-date
                                                   -----------------
                      Dollar Amounts in Thousands  RIAD Bil Mil Thou
- --------------------------------------------------------------------
1. All other noninterest income (from Schedule     /////////////////
   RI, item 5.f.(2))                               /////////////////
   Report amounts that exceed 10% of Schedule      /////////////////
   RI, item 5.f.(2):                               /////////////////
   a. Net gains on other real estate owned.........5415           0  1.a.
   b. Net gains on sales of loans..................5416           0  1.b.
   c. Net gains on sales of premises and
      fixed assets.................................5417           0  1.c.
   Itemize and describe the three largest other    /////////////////
   amounts that exceed 10% of Schedule RI,         /////////////////
   item 5.f.(2):                                   /////////////////
   d. TEXT 4461 Personalized Check Sales           4461        3,189 1.d.
      --------------------------------------------
   e. TEXT 4462 Foreclosed Property                4462        1,735 1.e.
      --------------------------------------------
   f. TEXT 4463                                    4463              1.f.
      --------------------------------------------
2. Other noninterest expense (from Schedule RI,    /////////////////
   item 7.c):                                      /////////////////
   a. Amortization expense of intangible assets....4531        4,170  2.a.
   Report amounts that exceed 10% of Schedule      /////////////////
   RI, item 7.c:                                   /////////////////
   b. Net losses on other real estate owned........5418            0  2.b.
   c. Net losses on sales of loans.................5419            0  2.c.
   d. Net losses on sales of premises              /////////////////
   and fixed assets................................5420            0  2.d.
   Itemize and describe the three largest other    /////////////////
   amounts that exceed 10% of Schedule RI,         /////////////////
   item 7.c:                                       /////////////////
   e. TEXT 4464 Communication Expenses             4464        11,419 2.e.
      --------------------------------------------
   f. TEXT 4467                                    /////////////////
                                                   4467               2.f.
      --------------------------------------------
   g. TEXT 4468                                    4468               2.g.


      --------------------------------------------
3. Extraordinary items and other adjustments (from /////////////////
   Schedule RI, item 11.a) and applicable income   /////////////////
   tax effect (from Schedule RI, item 11.b)        /////////////////
   (itemize and describe all extraordinary items   /////////////////
   and other adjustments):                         /////////////////
   a. (1) TEXT 4469                                /////////////////
                                                   4469                3.a.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4486                       3.a.(2)
                                       -----------
   b. (1) TEXT 4487                                4487                3.b.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4488                       3.b.(2)
                                       -----------
   c. (1) TEXT 4489                                4489                3.c.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4491                       3.c.(2)
                                       ---------
4. Equity capital adjustments from amended Reports /////////////////
   of Income (from Schedule RI-A, item 2)          /////////////////
   (itemize and describe all adjustments):         /////////////////
   a. TEXT 4492                                    4492                4.a.
      ---------------------------------------------
   b. TEXT 4493                                    4493                4.b.
      ---------------------------------------------
5. Cumulative effect of changes in accounting      /////////////////
   principles from prior years (from Schedule      /////////////////
   RI-A, item 9) (itemize and describe all changes /////////////////
   in accounting principles):                      /////////////////
   a. TEXT 4494                                    4494                5.a.
      ---------------------------------------------
   b. TEXT 4495                                    4495                5.b.
      ---------------------------------------------
6. Corrections of material accounting errors from  /////////////////
   prior years (from Schedule RI-A, item 10)       /////////////////
   (itemize and describe all corrections):         /////////////////
   a. TEXT 4496                                    4496                6.a.
      ---------------------------------------------
   b. TEXT 4497                                    4497                6.b.
      ----------------------------------------------------------------------

Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RI-8
                                             Cert: 00832


                      ---------

Schedule RI-E--Continued



                                                                                                        Year-to-date
                                                                            Dollar Amounts in Thousands   RIAD  Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company                                                       /////////////////////
   (from Schedule RI-A,item 13) (itemize and describe                                                   /////////////////////
   all such transactions):                                                                              /////////////////////
   a. TEXT 4498 Capital Contribution from parent company                                                4498          26,586  7.a.
      -------------------------------------------------------------------
   b. TEXT 4499                                                                                         4499                  7.b.
      -------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B,                              /////////////////////
   part II, item 5) (itemize and describe all adjustments):                                             /////////////////////
   a. TEXT 4521 Provision for Bank Acquisition                                                          4521          11,429  8.a.
      --------------------------------------------------------------------
   b. TEXT 4522 Reserve Loan Loss-Intracompany                                                          4522            (149) 8.b.
      -----------------------------------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
   Income):                                                                                             1498            1499   -
                                                                                                        --------------------
   No comment X   (RIAD 4769)
              --
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RC-1
                                             Cert: 00832


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                         C400
                                                                                                                         ----
                                                                             Dollar Amounts in Thousands   RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                     /////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                               /////////////////

    a. Noninterest-bearing balances                                                                        /////////////////
       and currency and coin(1)..................................................                          0081      578,489  1.a.
    b. Interest-bearing balances(2)..............................................                          0071       25,098  1.b.
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)................                          1754      702,933  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)..............                          1773     1,974,205 2.b.
3. Federal funds sold and securities                                                                       /////////////////
    purchased under agreements to resell in                                                                /////////////////
    domestic offices of the bank and of its                                                                /////////////////
    Edge and Agreement subsidiaries, and in                                                                /////////////////
    IBFs:                                                                                                  /////////////////
    a. Federal funds sold........................................................                          0276      414,690  3.a.
    b. Securities purchased under agreements to resell...........................                          0277       11,348  3.b.
 4. Loans and lease financing receivables:                                                                 /////////////////
    a. Loans and leases, net of unearned income                                ----------------------
       (from Schedule RC-C)                                                    RCFD 2122    7,882,999      /////////////////  4.a.
    b. LESS: Allowance for loan and lease losses.............................. RCFD 3123      200,465      /////////////////  4.b.
    c. LESS: Allocated transfer risk reserve.................................. RCFD 3128            0      /////////////////  4.c.
                                                                               ----------------------      /////////////////
    d. Loans and leases, net of unearned income, allowance, and
      reserve (item 4.a minus 4.b and 4.c)......................................                           2125    7,682,534  4.d.
 5. Assets held in trading accounts..............................................                          3545            0  5.
 6. Premises and fixed assets (including capitalized leases).....................                          2145      252,609  6.
 7. Other real estate owned (from Schedule RC-M).................................                          2150       29,929  7.
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M).........................................................                          2130            0  8.
 9. Customers' liability to this bank on acceptances outstanding.................                          2155        4,777  9.
10. Intangible assets (from Schedule RC-M)......................................                           2143       96,607 10.
11. Other assets (from Schedule RC-F)...........................................                           2160      311,586 11.
12. Total assets (sum of items 1 through 11)....................................                           2170   12,084,805 12.

- ----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RC-2
                                             Cert: 00832
Schedule RC - - Continued


                                                                                            -----------------------------
                                                               Dollar Amounts in Thousands  //////////////  Bil Mil Thou
- ------------------------------------------------------------------------------------------  -----------------------------
LIABILITIES                                                                                 ////////////////////////////
13. Deposits                                                                                ////////////////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)..  RCON 2200         9,217,441    13.a
                                                              ----------------------------
       (1) Noninterest-bearing(1)............................   RCON 6631       1,907,896   ////////////////////////////   13.a.(1)
       (2) Interest-bearing...................................  RCON 6636       7,309,545   ////////////////////////////   13.a.(2)
                                                              ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,   ////////////////////////////
       part II)...........................................................................  RCFN 2200                 0    13.b
                                                              ----------------------------
       (1) Noninterest-bearing................................  RCFN 6631               0   ////////////////////////////   13.b.(1)
       (2) Interest-bearing...................................  RCFN 6636               0   ////////////////////////////   13.b.(2)
                                                              ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic  ////////////////////////////
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:            ////////////////////////////
    a.  Federal funds purchased ..........................................................  RCFD 0278           901,017    14.a.
    b.  Securities sold under agreements to repurchase....................................  RCFD 0279           704,130    14.b.
15. a.  Demand notes issued to the U.S. Treasury..........................................  RCON 2840                 0    15.a.
    b.  Trading liabilities...............................................................  RCFD 3548                 0    15.b.
16. Other borrowed money:                                                                   ////////////////////////////
    a.  With original maturity of one year or less........................................  RCFD 2332            18,284    16.a.
    b.  With original maturity of more than one year......................................  RCFD 2333                 0    16.b.
17. Mortgage indebtedness and obligations under capitalized leases........................  RCFD 2910            28,573    17.
18. Bank's liability on acceptances executed and outstanding..............................  RCFD 2920             4,777    18.
19. Subordinated notes and debentures.....................................................  RCFD 3200           163,000    19.
20. Other liabilities (from Schedule RC-G)................................................  RCFD 2930           195,737    20.
21. Total liabilities (sum of items 13 through 20)........................................  RCFD 2948        11,232,959    21.
                                                                                            ////////////////////////////
22. Limited-life preferred stock and related surplus......................................  RCFD 3282                 0    22.
EQUITY CAPITAL                                                                              ////////////////////////////
23. Perpetual preferred stock and related surplus........................................   RCFD 3838                 0    23.
24. Common stock..........................................................................  RCFD 3230           210,000    24.
25. Surplus (exclude all surplus related to preferred stock)..............................  RCFD 3839           135,632    25.
26. a. Undivided profits and capital reserves.............................................  RCFD 3632           523,205    26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities.............  RCFD 8434          (16,991)    26.b.
27. Cumulative foreign currency translation adjustments...................................  RCFD 3284                 0    27.
28. Total equity capital (sum of items 23 through 27).....................................  RCFD 3210           851,846    28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21,   ////////////////////////////
    22, and 28)...........................................................................  RCFD 3300        12,084,805    29.
                                                                                            -----------------------------

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the
    statement below that best describes the most
    comprehensive level of auditing work performed for              Number
    the bank by independent external auditors as of any      --------------
    date during 1993.......................................  RCFD 6724 N/A  M.1.
                                                             --------------
1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RC-3
                                             Cert: 00832




Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held in trading accounts.



                                                                                                                     C405
                                                                              ---------------------------------------------
                                                                                      (Column A)             (Column B)
                                                                                      Consolidated            Domestic
                                                                                         Bank                  Offices
                                                                               --------------------------------------------
Dollar Amounts in Thousands                                                    RCFD  Bil Mil Thou     RCON  Bil  Mil  Thou
                                                                               ----------------------------------------------
   1. Cash items in process of collection, unposted debits, and currency and   ///////////////////     //////////////////////
      coin..................................................................... 0022       528,409     ////////////////////// 1.
      a. Cash items in process of collection and unposted debits............... //////////////////     0020           375,649 1.a.
      b. Currency and coin..................................................... //////////////////     0080           152,760 1.b.
   2. Balances due from depository institutions in the U.S..................... //////////////////     0082             3,961 2.
      a. U.S. branches and agencies of foreign banks (including their
         IBFs)................................................................. 0083             0     ////////////////////// 2.a.
      b. Other commercial banks in the U.S. and other depository institutions   //////////////////     //////////////////////
         in the U.S. (including their IBFs).................................... 0085         3,961     ////////////////////// 2.b.
   3. Balances due from banks in foreign countries and foreign central banks... ///////////////////     0070           26,499 3.
      a. Foreign branches of other U.S. banks.................................. 0073              0    ////////////////////// 3.a.
      b. Other banks in foreign countries and foreign central banks............ 0074         26,499    ////////////////////// 3.b.
   4. Balances due from Federal Reserve Banks.................................. 0090         44,718    0090            44,718 4.
   5. Total (sum of items 1 through 4) (total of column A must equal Schedule   ///////////////////    //////////////////////
      RC, sum of items 1.a and 1.b)............................................ 0010        603,587    0010           603,587 5.

   Memorandum                                                          Dollar  Amounts in Thousands    RCON   Bil    Mil  Thou
   ---------------------------------------------------------------------------------------------------------------------------
   1. Noninterest-bearing balances due from commercial banks in the U.S.                               //////////////////////
      (included in item 2, column B above).....................................                        0050             3,864 M.1

                                      13

Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RC-4
                                             Cert: 00832




Schedule RC-B--Securities

Exclude assets held in trading accounts.

                                                                                                                       C410
                                                                                                                       ----
                                                                              ---------------------------------------------
                                                                                      (Column A)             (Column B)
                                                                                      Amortized              Fair Value
                                                                                         Cost
                                               Dollar Amounts in Thousands     RCFD  Bil Mil Thou        RCFD  Bil  Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                 --------------------------------------------

1. U.S. Treasury securities....................................................     0211            0    0213             0  1.
2. U.S. Government agency and corporation obligations                               ///////////////////////////////////////////
   (exclude mortgage-backed securities):                                            ///////////////////////////////////////////
   a. Issued by U.S. Government agencies (2)...................................     1289            0    1290             0  2.a.
   b. Issued by U.S. Government-                                                    ///////////////////////////////////////////
      sponsored agencies (3)...................................................     1294             0   1295             0  2.b.
3. Securities issued by states and political subdivisions in the U.S.:
   a. General obligations......................................................     1676        10,256   1677        10,506  3.a.
   b. Revenue obligations......................................................     1681        49,822   1686        48,781  3.b.
   c. Industrial development and similar obligations...........................     1694           445   1695           447  3.c.
4. Mortgage-backed securities (MBS):                                                ////////////////////////////////////////////
   a. Pass-through securities:                                                      ////////////////////////////////////////////
      (1) Guaranteed by GNMA...................................................     1698             0   1699             0 4.a.(1)
      (2) Issued by FNMA and FHLMC.............................................     1703       409,056   1705        400,034 4.a.(2)
      (3) Privately-issued.....................................................     1709             0   1710              0 4.a.(3)
   b. CMOs and REMICs:                                                              ////////////////////////////////////////////
      (1) Issued by FNMA and FHLMC.............................................     1714        34,054   1715         33,955 4.b.(1)
      (2) Privately-issued and collateralized                                       ////////////////////////////////////////////
          by MBS issued or guaranteed                                               ////////////////////////////////////////////
          FNMA, FHLMC, or GNMA.................................................     1718         2,278   1719          2,331 4.b.(2)
      (3) All other privately-issued...........................................     1733        16,742   1734         16,801 4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities...........................................     1737       179,020   1738        173,295 5.a.
   b. Foreign debt securities..................................................     1742         1,260   1743          1,259 5.b.
6. Equity securities:                                                               ////////////////////////////////////////////
   a. Investments in mutual funds..............................................     ////////////////////////////////////////////
   b. Other equity securities with readily determinable fair value.............     ////////////////////////////////////////////
   c. All other equity securities(1)...........................................     ////////////////////////////////////////////
7. Total (sum of items 1 through 6) (total of column A must equal Schedule RC,      ////////////////////////////////////////////
   item 2.a) (total of column D must equal Schedule RC, item 2.b)..............     1754       702,933   1771        687,409 7.




                                                                              ---------------------------------------------
                                                                                      (Column C)             (Column D)
                                                                                      Amortized            Fair Value (1)
                                                                                         Cost
                                               Dollar Amounts in Thousands     RCFD  Bil Mil Thou        RCFD  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                  --------------------------------------------

1. U.S. Treasury securities....................................................     1286    1,340,513    1287    1,326,764  1.
2. U.S. Government agency and corporation obligations                               ///////////////////////////////////////////
   (exclude mortgage-backed securities):                                            ///////////////////////////////////////////
   a. Issued by U.S. Government agencies (2)...................................     1291            0    1293            0  2.a.
   b. Issued by U.S. Government-                                                    ///////////////////////////////////////////
      sponsored agencies (3)...................................................     1297            0    1298            0  2.b.
3. Securities issued by states and political subdivisions in the U.S.:
   a. General obligations......................................................     1678            0    1679            0  3.a.
   b. Revenue obligations......................................................     1690            0    1691            0  3.b.
   c. Industrial development and similar obligations...........................     1696            0    1697            0  3.c.
4. Mortgage-backed securities (MBS):                                                ///////////////////////////////////////////
   a. Pass-through securities:                                                      ///////////////////////////////////////////
      (1) Guaranteed by GNMA...................................................     1701         4,486   1702        4,421  4.a.(1)
      (2) Issued by FNMA and FHLMC.............................................     1706       497,178   1707      484,062  4.a.(2)
      (3) Privately-issued.....................................................     1711             0   1713            0  4.a.(3)
   b. CMOs and REMICs:                                                              ///////////////////////////////////////////
      (1) Issued by FNMA and FHLMC.............................................     1716        96,047   1717       96,695  4.b.(1)
      (2) Privately-issued and collateralized                                       ///////////////////////////////////////////
          by MBS issued or guaranteed                                               ///////////////////////////////////////////
          FNMA, FHLMC, or GNMA.................................................     1731         1,953   1732        1,958  4.b.(2)
      (3) All other privately-issued...........................................     1735        10,021   1736       10,017  4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities...........................................     1739        38,408   1741       38,505  5.a.
   b. Foreign debt securities..................................................     1744             0   1746            0  5.b.
6. Equity securities:                                                               ///////////////////////////////////////////
   a. Investments in mutual funds..............................................     1747             0   1748            0  6.a.
   b. Other equity securities with readily determinable fair value.............     1749        10,400   1751       10,424  6.b.
   c. All other equity securities(1)...........................................     1752         1,359   1753        1,359  6.c.
7. Total (sum of items 1 through 6) (total of column A must equal Schedule RC,      ///////////////////////////////////////////
   item 2.a) (total of column D must equal Schedule RC, item 2.b)..............     1772     2,000,365   1773    1,974,205  7.

- --------------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.3, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than pass-through securities, CMOs, and REMICs) issued by the Farm Credit Systenm, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank: Crestar Bank
                                             Call Date: 06/30/94
Address:             P.O. Box 26665          ST-BK: 51-2430   FFIEC 031
City, State  Zip:    Richmond, VA 23261-6665                  Page RC-5
                                             Cert: 00832



Schedule RC-B--Continued

                                                                                                                   C412
                                                                                                                   ----

Memoranda                                                             Dollar Amounts in Thousands    RCFD Bil Mil Thou
- --------------------------------------------------------------------------------------------------  -------------------
1. Pledged securities(2)..........................................................................   0416    1,146,154   M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):  /////////////////
   a. Fixed rate debt securities with a remaining maturity of:                                       /////////////////
      (1) Three months or less....................................................................   0343      694,380   M.2.a.(1)
      (2) Over three months through 12 months.....................................................   0344        2,043   M.2.a.(2)
      (3) Over one year through five years........................................................   0345      761,172   M.2.a.(3)
      (4) Over five years.........................................................................   0346    1,094,343   M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4))......   0347    2,551,938   M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                   /////////////////
      (1) Quarterly or more frequently............................................................   4544      108,713   M.2.b.(1)

      (2) Annually or more frequently, but less frequently than quarterly.........................   4545        4,704   M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually..................   4551            0   M.2.b.(3)
      (4) Less frequently than every five years...................................................   4552            0   M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4))....  4553      113,417   M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total          /////////////////
      debt securities from Schedule RC-B, sum of items 1 through 5, column A and D, minus            /////////////////
      nonaccrual debt securities included in Schedule RC-N, item 9, column C).....................   0393    2,665,355   M.2.c.
3. Not applicable                                                                                    /////////////////
4. Held-to-maturity debt securities restructured and in compliance with modified terms               ////////////////
   (included in Schedule RC-B, items 3 through 5, column A, above)................................   5365            0   M.4.
5. Not applicable                                                                                    /////////////////
6. Floating rate debt securities with a remaining maturity of one year or less(2) (included in       /////////////////
   Memorandum item 2.b.(5) above).................................................................   5519        1,250   M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or        /////////////////
   trading securities during the calendar year-to-date............................................   1778            0   M.7.
                                                                                                     ------------------

- -------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal
    Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

                                   15

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held in trading accounts.

                                                                                                                 ------
                                                                                                                  C415
                                                                             ------------------------------------------
                                                                                  (Column A)               (Column B)
                                                                                 Consolidated               Domestic
                                                                                     Bank                   Offices
                                                                             -------------------------------------------
                                                 Dollar Amounts in Thousands   RCFD Bil Mil Thou      RCON  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate.............................................   1410     3,548,758    ////////////////// 1.


    a. Construction and land development.....................................   //////////////////    1415       213,488 1.a.
    b. Secured by farmland (including farm residential and other                //////////////////    //////////////////
       improvements).........................................................   //////////////////    1420        15,057 1.b.
    c. Secured by 1-4 family residential properties:                            //////////////////    //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential          //////////////////    //////////////////
           properties and extended under lines of credit.....................   //////////////////    1797       440,258 1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:        //////////////////    //////////////////
           (a) Secured by first liens........................................   //////////////////    5367     1,535,755
1.c.(2)(a)
           (b) Secured by junior liens.......................................   //////////////////    5368        88,868
1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties............    //////////////////    1460       120,150 1.d.
    e. Secured by nonfarm nonresidential properties..........................   //////////////////    1480     1,135,182 1.e.
 2. Loans to depository institutions:                                           //////////////////    //////////////////
    a. To commercial banks in the U.S. ......................................   //////////////////    1505         6,506 2.a.
       (1) To U.S. branches and agencies of foreign banks....................   1506             0    ////////////////// 2.a.(1)
       (2) To other commercial banks in the U.S. ............................   1507         6,506    ////////////////// 2.a.(2)
    b. To other depository institutions in the U.S. .........................   1517             0    1517             0 2.b.
    c. To banks in foreign countries.........................................   //////////////////    1510           481 2.c.
       (1) To foreign branches of other U.S. banks...........................   1513             0    ////////////////// 2.c.(1)
       (2) To other banks in foreign countries...............................   1516           481    ////////////////// 2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers......   1590           481    1590           481 3.
 4. Commercial and industrial loans:                                            //////////////////    //////////////////
    a. To U.S. addressees (domicile).........................................   1763     1,583,050    1763     1,583,050 4.a.
    b. To non-U.S. addressees (domicile).....................................   1764             0    1764             0 4.b.
 5. Acceptances of other banks:                                                 //////////////////    //////////////////
    a. Of U.S. banks.........................................................   1756             0    1756             0 5.a.
    b. Of foreign banks......................................................   1757             0    1757             0 5.b.
 6. Loans to individuals for household, family, and other personal              //////////////////    //////////////////
    expenditures (i.e., consumer loans) (includes purchased paper)...........   //////////////////    1975     2,284,940 6.
    a. Credit cards and related plans (includes check credit and other          //////////////////    //////////////////
       revolving credit plans)...............................................   2008     1,087,528    ////////////////// 6.a.
    b. Other (includes single payment, installment, and all student loans)...   2011     1,197,412    ////////////////// 6.b.
 7. Loans to foreign governments and official institutions (including           //////////////////    //////////////////
    foreign central banks)...................................................   2081           341    2081           341 7.
 8. Obligations (other than securities and leases) of states and political      //////////////////    //////////////////
    subdivisions in the U.S. (includes nonrated industrial development          //////////////////    //////////////////
    obligations).............................................................   2107       199,395    2107        99,395 8.
 9. Other loans..............................................................   1563       247,381    ////////////////// 9.
    a. Loans for purchasing or carrying securities (secured and unsecured)....  //////////////////    1545        43,841 9.a.
    b. All other loans (exclude consumer loans)..............................   //////////////////    1564       203,540 9.b.
10. Lease financing receivables (net of unearned income).....................   //////////////////    2165         4,730 10.
    a. Of U.S. addressees (domicile).........................................   2182         4,730    ////////////////// 10.a.
    b. Of non-U.S. addressees (domicile).....................................   2183             0    ////////////////// 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above..........   2123             0    2123            0  11.
12. Total loans and leases, net of unearned income (sum of items 1 through      //////////////////    //////////////////
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a)...   2122     7,882,999    2122     7,882,999 12.
                                                                                 ---------------------------------------

Part I. Continued

                                                                                      ----------------------------------
                                                                                     (Column A)                 (Column B)
                                                                                     Consolidated               Domestic
                                                                                     Bank                       Offices
                                                                                      -----------------------------------------
Memoranda
                                                   Dollar Amounts in Thousands   RCFD  Bil Mil  Thou       RCON  Bil Mil  Thou
- ------------------------------------------------------------------------------ -----------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above...................   1496             0       1496             0
M.1.
2. Loans and Leases restructured and in compliance with modified terms            //////////////////       //////////////////
   (included in Schedule RC-C, part I, above):                                    //////////////////       //////////////////
   a. Loans secured by real estate:                                               //////////////////       //////////////////
      (1) To U.S. addressees (domicile).........................................  1687             0       M.2.a.(1)
      (2) To non-U.S. addressees (domicile).....................................  1689             0       M.2.a.(2)
   b. Loans to finance agricultural production and other Loans to farmers......   1613             0       M.2.b
   c. Commercial and industrial loans:                                            //////////////////       //////////////////
      (1) To U.S. addressees (domicile).........................................  1758             0       M.2.c.(1)
      (2) To non-U.S. addressees (domicile).....................................  1759             0       M.2.c.(2)
   d. All other loans (exclude loans to individuals for household, family, and    //////////////////
      other personal expenditures).............................................   1615             0       M.2.d.
   e. Lease financing receivables:                                                //////////////////
      (1) Of U.S. addressees (domicile)........................................   1789             0       M.2.e.(1)
      (2) Of non-U.S. addressees (domicile)....................................   1790             0       M.2.e.(2)
   f. Total (sum of Memorandum items 2.a through 2.e)..........................   1616             0       M.2.f.
3. Maturity and repricing data for loans and leases(1) (excluding those in        //////////////////
   nonaccrual status):                                                            //////////////////
   a. Fixed rate loans and leases with a remaining maturity of:                   //////////////////
      (1) Three months or less..................................................  0348     1,852,052       M.3.a.(1)
      (2) Over three months through 12 months...................................  0349       445,985       M.3.a.(2)
      (3) Over one year through five years......................................  0356     1,129,955       M.3.a.(3)
      (4) Over five years.......................................................  0357       801,309       M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)      //////////////////
          through 3.a.(4))......................................................  0358     4,229,301       M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                          //////////////////
      (1) Quarterly or more frequently..........................................  4554     3,194,018       M.3.b.(1)
      (2) Annually or more frequently, but less frquently than quarterly........  4555       224,682       M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than           //////////////////
          annually..............................................................  4561       157,633       M.3.b.(3)
      (4) Less frequently than every five years.................................  4564        16,312       M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)              //////////////////

          through 3.b.(4))......................................................  4567     3,592,645       M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must  //////////////////
      equal the sum of total loans and leases, net from Schedule RC-C, part I,    //////////////////
      item 12, plus unearned income from Schedule RC-C, part I, item 11, minus    //////////////////
      total nonaccrual loans and leases from Schedule RC-N, sum of items 1        //////////////////
      through 8, column C)......................................................  1479     7,821,946       M.3.c.
4. Loans to finance commercial real estate, construction, and land development    //////////////////
   activities (not secured by real estate) included in Schedule RC-C, part I,     //////////////////
   items 4 and 9, column A, page RC-6(2)........................................  2746             0       M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)....  5369       275,527       M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family                                  --------------------
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),    //////////////////       RCON  Bil Mil  Thou
                                                                                                          --------------------
   column B, page RC-6).........................................................  //////////////////       5370        427,181
M.6.

- ---------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets.

Schedule RC-D--Assets Held in Trading Accounts in
               Domestic Offices Only

                                                                                                --------
                                                                                                  C420
                                                                                      --------- --------
                                                                                       Domestic Offices
                                                                                      ------------------
                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------   ------------------
1. U.S. Treasury securities........................................................   1010            0  1.
2. U.S. Government agency and corporation obligations..............................   1020            0  2.
3. Securities issued by states and political subdivisions in the U.S. .............   1025            0  3.
4. Other bonds, notes, and debentures..............................................   1045            0  4.
5. Certificates of deposit.........................................................   1026          N/A  5.
6. Commercial paper................................................................   1027          N/A  6.
7. Banker's acceptances............................................................   1028        9,377  7.
8. Other...........................................................................   1029            1  8.
9. Total (sum of items 1 through 8)................................................   2146        9,378  9.
                                                                                      ------------------





                                          18


Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.



Loans to Small Businesses
1. Indicate in the appropriate box at the right whether all or substantially all of the bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of
the bank's "Commercial and industrial loans to U.S. addressees" in domestic offices                           C418
reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000             YES        NO
or less (see instructions)......................................................................6999    ///////  X

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.


                                                                                                  ---------------------------
                                                                                                       Number of Loans
                                                                                                  ---------------------------
2. Report the total number of loans currently outstanding for each of the following
Schedule RC-C, part I, loan categories:                                                             RCON////////////////////
 a: "Loans secured by nonfarm nonresidential properties" in domestic                                ////////////////////////
    offices reported in Schedule RC-C, part I, item 1.e, column 8...............................    5562                 N/A  2.a.
 b: "Commercial and industrial loans to U.S. addressees" in domestic offices                        ////////////////////////
    reported in Schedule RC-C, part 1, item 4.a, column B.......................................    5563                 N/A  2.b.



                                                                                 -------------------------------------
                                                                                     (Column A)            (Column B)
                                                                                                           Amount
                                                                                                           Currently
                                                                                     Number of Loans       Outstanding
                                                                                 --------------------------------------
                                                 Dollar Amounts in Thousands     RCON                      RCON Bil Mil Thou
3. Number and amount currently outstanding of "Loans secured by nonfarm          ///////////////////////////////////////////
nonresidential properties: in domestic offices reported in Schedule              ///////////////////////////////////////////
RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must              ///////////////////////////////////////////
be less than or equal to Schedule RC-C, part I, item 1.e, column B):             ///////////////////////////////////////////
  a. With original amounts of $100,000 or less ................................. 5564              1,630   5565      119,292  3.a.
  b. With original amounts of more than $100,000 through $250,000............... 5566              1,006   5567      119,292  3.b.
  c. With original amounts of more than $250,000 through $1,000,000............. 5568              1,021   5569      357,235  3.c.
4. Number and amount currently outstanding of "Commercial and industrial         ///////////////////////////////////////////
loans to U.S. addressees" in domestic offices reported in Schedule RC-C,         ///////////////////////////////////////////
part I, item 4.a, column B (sum of items 4.a through 4.c must be less than       ///////////////////////////////////////////
or equal to Schedule RC-C, part I, item 4.a, column B):                          ///////////////////////////////////////////
  a. With original amounts of $100,000 or less...................................5570             10,325   5571      126,068  4.a.
  b. With original amounts of more than $100,000 through $250,000 ...............5572                987   5573       85,138  4.b.
  c. With original amounts of more than $250,000 through $1,000,000..............5574                795   5575      200,789  4.c.
                                                                                  -------------------------------------------






Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the bank's "Loans to finance agricultural production and other loans to farmer" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or
less (see instructions)..... Yes     No 6860     //////X

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO, skip items 6.a and 6.b and complete items 7 and 8 below.





                                                                                                Number of Loans
                                                                                              ----------------------
6. Report the total number of loans currently outstanding for each of the following          RCON/////////////////////
Schedule RC-C, part I, loan categories:
   a. "Loans secured by farmland (including farm residential and other improvements)"
       in domestic offices reported in Schedule RC-C, part I, item 1.b, column B..............5576                 N/A  6.a.
   b. "Loans to finance agricultural production and other loans to farmers" in                 ///////////////////////
      domestic offices reported in Schedule RC-C, part I, item 3, column B:...................5577                 N/A  6.b.








                                                                                 -------------------------------------
                                                                                     (Column A)            (Column B)
                                                                                                           Amount
                                                                                                           Currently
                                                                                     Number of Loans       Outstanding
                                                                                 --------------------------------------
                                                 Dollar Amounts in Thousands     RCON                      RCON Bil Mil Thou
7. Number and amount currently outstanding of "Loans secured by nonfarm          ////////////////////////////////////////////
nonresidential properties: in domestic offices reported in Schedule              ////////////////////////////////////////////
RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must              ///////////////////////////////////////////
be less than or equal to Schedule RC-C, part I, item 1.b, column B):             ///////////////////////////////////////////
  a. With original amounts of $100,000 or less ................................. 5578                179   5579        4,771  7.a.
  b. With original amounts of more than $100,000 through $250,000............... 5580                 43   5581        4,599  7.b.
  c. With original amounts of more than $250,000 through $500,000................5582                 16   5583        3,655  7.c.
8. Number and amount currently outstanding of "Commercial and industrial         ///////////////////////////////////////////
loans to U.S. addressees" in domestic offices reported in Schedule RC-C,         ///////////////////////////////////////////
part I, item 3, column B (sum of items 8.a through 8.c must be less than         ///////////////////////////////////////////
or equal to Schedule RC-C, part I, item 3, column B):                            ///////////////////////////////////////////
  a. With original amounts of $100,000 or less...................................5584                455   5585        4,742  4.a.
  b. With original amounts of more than $100,000 through $250,000 ...............5586                 20   5587        2,036  4.b.
  c. With original amounts of more than $250,000 through $500,000................5588                  3   5589          545  4.c.
                                                                                 -------------------------------------------


Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11, 12, and 13).

                                                                                                         C420
                                                                                    -------------------------
                                                     Dollar Amounts in Thousands    /////////  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------------
ASSETS                                                                              ///////////////////////
 1. U.S. Treasury securities in domestic offices................................    RCON 3531             0    1.
 2. U.S. Government agency and corporation obligations in domestic offices          ///////////////////////
    (exclude mortgage-backed securities)........................................    RCON 3532             0    2.
 3. Securities issued by states and political subdivisions in the U.S.              ///////////////////////
    in domestic offices.........................................................    RCON 3533             0    3.
 4. Mortgage-backed securities in domestic offices:                                 ///////////////////////
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA.....    RCON 3534             0    4.a.
    b. CMOs and REMICs issued by FNMA or FHLMC..................................    RCON 3535             0    4.b.
    c. All other................................................................    RCON 3536             0    4.c.
 5. Other debt securities in domestic offices...................................    RCON 3537             0    5.
 6. Certificates of deposit in domestic offices.................................    RCON 3538             0    6.
 7. Commercial paper in domestic offices........................................    RCON 3539             0    7.
 8. Bankers acceptances in domestic offices.....................................    RCON 3540             0    8.
 9. Other trading assets in domestic offices....................................    RCON 3541             0    9.
10. Trading assets in foreign offices...........................................    RCFN 3542             0   10.
11. Revaluation gains on interest rate, foreign exchange rate, and other            ///////////////////////
    commodity and equity contracts:                                                 ///////////////////////
    a. In domestic offices......................................................    RCON 3543             0   11.a.
    b. In foreign offices.......................................................    RCFN 3544             0   11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,       ///////////////////////
    item 5).....................................................................    RCFD 3545             0   12.



                                                                                    -------------------------
LIABILITIES                                                                         /////////  Bil  Mil  Thou
                                                                                    -------------------------
13. Liability for short positions...............................................    RCFD 3546             0   13.
14. Revaluation losses on interest rate, foreign exchange rate, and other           ///////////////////////
    commodity and equity contracts..............................................    RCFD 3547             0   14.
15. Total trading liabilities (sum of items 13 and 14) (must equal                  ///////////////////////
    Schedule RC, item 15.b).....................................................    RCFD 3548             0   15.


Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page R
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036                                          C425



Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices



                                                                                             Transaction Accounts
                                                                                             --------------------
                                                                                        (Column A)         (Column B)
                                                                                    Total transaction      Memo: Total
                                                                                   accounts (including    demand deposits
                                                                                     total demand          (included in
                                                                                       deposits)              column A
                                                                                   ------------------    -----------------
                         Dollar Amounts in Thousands                               RCON Bil Mil  Thou    RCON Bil Mil Thou
- -------------------------------------------------------------------------------    ------------------    -----------------
Deposits of:                                                                       //////////////////    /////////////////
1. Individuals, partnerships, and corporations.................................    2201     2,940,690    2240    1,569,031
2. U.S. Government.............................................................    2202        21,366    2280       20,588
3. States and political subdivisions in the U.S. ..............................    2203        85,703    2290       63,554
4. Commercial banks in the U.S. ...............................................    2206       206,143    2310      206,143
   a. U.S. branches and agencies of foreign banks..............................    //////////////////    /////////////////
   b. Other commercial banks in the U.S. ......................................    //////////////////    /////////////////
5. Other depository institutions in the U.S. ..................................    2207        19,514    2312       19,514
6. Banks in foreign countries..................................................    2213         3,592    2320        3,592
   a. Foreign branches of other U.S. banks.....................................    //////////////////    /////////////////
   b. Other banks in foreign countries.........................................    //////////////////    /////////////////
7. Foreign governments and official institutions                                   //////////////////    /////////////////
   (including foreign central banks)...........................................    2216             0    2300            0
8. Certified and official checks...............................................    2330        25,474    2330       25,474
9. Total (sum of items 1 through 8) (sum of                                        //////////////////    /////////////////
   columns A and C must equal Schedule RC,                                         //////////////////    /////////////////
   item 13.a)..................................................................    2215     3,302,482    2210    1,907,896

                                                                                              C425
                                                                                   Nontransaction
                                                                                       Accounts
                                                                                   ------------------
                                                                                       (Column C)
                                                                                         Total
                                                                                     nontransaction
                                                                                        accounts
                                                                                   (including MMDAs)
                                                                                   ------------------
Deposits of:                                                                       //////////////////
1. Individuals, partnerships, and corporations.................................    2346     5,888,820  1.
2. U.S. Government.............................................................    2520           516  2.
3. States and political subdivisions in the U.S. ..............................    2530        20,461  3.
4. Commercial banks in the U.S. ...............................................    //////////////////  4.
   a. U.S. branches and agencies of foreign banks..............................    2347             0  4.a.
   b. Other commercial banks in the U.S. ......................................    2348         2,285    4.b.
5. Other depository institutions in the U.S. ..................................    2349         2,877   5.
6. Banks in foreign countries..................................................    //////////////////  6.
   a. Foreign branches of other U.S. banks.....................................    2367             0  6.a.
   b. Other banks in foreign countries.........................................    2373             0  6.b.
7. Foreign governments and official institutions                                   //////////////////
   (including foreign central banks)...........................................    2377             0  7.
8. Certified and official checks...............................................    //////////////////  8.
9. Total (sum of items 1 through 8) (sum of                                        //////////////////
   columns A and C must equal Schedule RC,                                         //////////////////
   item 13.a)..................................................................    2385     5,914,959  9.


Memoranda                                            Dollar Amounts in Thousands   RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):   ////////////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts......    6835         932,337  M.1.a.
   b. Total brokered deposits..................................................    2365          95,875  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):     ////////////////////
      (1) Issued in denominations of less than  $100,000.......................    2343               0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater   ////////////////////
          than $100,000 and participated out by the broker in shares of            ////////////////////
          $100,000 or less.....................................................    2344          87,121  M.1.c.(2)
   d. Total deposits denominated in foreign currencies.........................    3776               0  M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which
      are secured or collateralized as required under state law)...............    5590         106,065  M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a         ////////////////////
   through 2.d must equal item 9, column c above):                                 ////////////////////
   a. Savings deposits:                                                            ////////////////////
      (1) Money market deposit accounts (MMDAs).................................   6810       1,755,952  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)...............................   0352       1,086,625  M.2.a.(2)
   b. Total time deposits of less than $100,000.................................   6648       2,705,084  M.2.b.
   c. Time certificates of deposit of $100,000 or more..........................   6645         365,598  M.2.c.
   d. Open-account time deposits of $100,000 or more............................   6646           1,700  M.2.d.
3. All NOW accounts (included in column A above)................................   2398       1,394,586  M.3.

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-10
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036

Schedule RC-E -- Continued

Part I. Continued

Memoranda (continued)

tinued)

- -----------------------------------------------------------------------------------------------------------------------------

 Deposit Totals for FDIC Insurance Assessments(1)
                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands    RCON   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------  ------------------------
 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)            /////////////////////
    (must equal Schedule RC, item 13.a)......................................................    2200        9,217,441   M.4.
                                                                                                 /////////////////////
    a. Total demand deposits (must equal item 9, column B)...................................    2210        1,907,896   M.4.a.
    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9,              /////////////////////
       column C minus item 9, column B)......................................................    2350        7,309,545   M.4.b.
                                                                                               ------------------------

- ---------------------------------
 (1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.
 (2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands    RCON   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------  ------------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more      ////////////////////////
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing     ////////////////////////
   frequency of:(1)                                                                            ////////////////////////
   a. Three months or less...................................................................    0359          670,013   M.5.a.
   b. Over three months through 12 months (but not over 12 months)...........................    3644        1,077,693   M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)        ////////////////////////
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining             ////////////////////////
      maturity of:                                                                             ////////////////////////
      (1) Three months or less...............................................................    2761          108,359  M.6.a.(1)
      (2) Over three months through 12 months................................................    2762          136,027  M.6.a.(2)
      (3) Over one year through five years...................................................    2763           89,555  M.6.a.(3)
      (4) Over five years....................................................................    2765           27,165  M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of            ////////////////////////
          Memorandum items 6.a.(1) through 6.a.(4))..........................................    2767          361,106  M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing          ////////////////////////
      frequency of:                                                                            ////////////////////////
      (1) Quarterly or more frequently.......................................................    4568            4,492  M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly....................    4569                0  M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually.............    4571                0  M.6.b.(3)
      (4) Less frequently than every five years..............................................    4572                0  M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of         ////////////////////////
          Memorandum items 6.b.(1) through 6.b.(4))..........................................    4573            4,492  M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)  ////////////////////////
      and 6.b.(5)) (must equal Memorandum item 2.c. above)...................................    6645          365,598   M.6.c.
                                                                                               ------------------------

- ---------------------------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-11
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036



Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                  --------------------
                                                                  Dollar Amounts in Thousands      RCFN  Bil Mil Thou
- ----------------------------------------------------------------------------------------------    --------------------
Deposits of:                                                                                       //////////////////
1. Individuals, partnerships, and corporations...............................................      2621             0   1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)............................      2623             0   2.
3. Foreign banks (including U.S. branches and                                                      //////////////////
   agencies of foreign banks, including their IBFs)...........................................     2625             0   3.
4. Foreign governments and official institutions (including foreign central banks)...........      2650             0   4.
5. Certified and official checks.............................................................      2330             0   5.
6. All other deposits........................................................................      2668             0   6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)......................      2200             0   7.
                                                                                                  --------------------

Schedule RC-F--Other Assets

                                                                                                                 ----------
                                                                                                                     C430
                                                                                                ---------------------------


                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ---------------------------
1. Income earned, not collected on loans.....................................................     RCFD 2164         50,710   1.
2. Net deferred tax assets(1)................................................................     RCFD 2148         58,797   2.
3. Excess residential mortgage servicing fees receivable.....................................     RCFD 5371          2,252   3.
4. Other (itemize amounts that exceed 25% of this item)......................................     RCFD 2168        199,827   4.
      -------------                                                ---------------------------
   a.   TEXT 3549  Investment In Sub-Omnitrust                     RCFD 3549            61,579    ////////////////////////   4.a.
      ------------- ---------------------------------------------- ---------------------------
   b.   TEXT 3550                                                   RCFD 3550                     ////////////////////////   4.b.
      ------------- ---------------------------------------------- ---------------------------
   c.   TEXT 3551                                                   RCFD 3551                     ////////////////////////   4.c.
      ----------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)........................     RCFD 2160        311,586
                                                                                                ---------------------------- 5.

Memorandum

                                                                                                ----------------------------
                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ----------------------------
1. Deferred tax assets disallowed for regulatory capital purposes............................     RCFD 5610              0   M.1.
                                                                                                ----------------------------

Schedule RC-G--Other Liabilities

                                                                                                                 -----------
                                                                                                                     C435
                                                                                                ---------------- -----------
                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ----------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2).........................     RCON 3645         12,441   1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .............     RCFD 3646         76,515   1.b.
2. Net deferred tax liabilities(1)...........................................................     RCFD 3049              0   2.
3. Minority interest in consolidated subsidiaries............................................     RCFD 3000              0   3.
4. Other (itemize amounts that exceed 25% of this item)......................................     RCFD 2938        106,781   4.
      -------------                                                ---------------------------
   a.   TEXT 3552    Trade Date Payable--Securities                 RCFD 3552         44,144      ///////////////////////// 4.a.
      ------------- -----------------------------------------------
   b.   TEXT 3553                                                   RCFD 3553                    /////////////////////////  4.b.
      ------------- -----------------------------------------------
   c.   TEXT 3554                                                   RCFD 3554                    /////////////////////////  4.c.
      -----------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).........................    RCFD 2930        195,737  5.
                                                                                                -----------------------------

- -------------


(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-12
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036

                      ---------
Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                    C440
                                                                                                  ------
                                                                                        Domestic Offices
                                                                                   ---------------------
                                       Dollar Amounts in Thousands                 RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding................    2155           4,777  1.
2. Bank's liability on acceptances executed and outstanding....................    2920           4,777  2.
3. Federal funds sold and securities purchased under agreements to resell......    1350         426,038  3.
4. Federal funds purchased and securities sold under agreements to repurchase..    2800       1,605,147  4.
5. Other borrowed money........................................................    2850          18,284  5.
   EITHER                                                                          ////////////////////
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs..   2163          25,455  6.
   OR                                                                              ////////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs...    2941             N/A  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement         ////////////////////
   subsidiaries, and IBFs).....................................................    2192      12,084,358  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement      ////////////////////
   subsidiaries, and IBFs).....................................................    3129      11,232,512  9.

Items 10-17 include held-to-maturity and available-for sale securities in domestic offices.


10. U.S. Treasury securities..............................................................    1779       1,326,764  10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed               ////////////////////
    securities)...........................................................................    1785               0  11.
12. Securities issued by states and political subdivisions in the U.S. ...................    1786          60,523  12.
13. Mortgage-backed securities:                                                               ////////////////////
    a. Pass-through securities:                                                               ////////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA....................................   1787         897,539  13.a.(1)
       (2) Privately-issued................................................................   1869               0  13.b.(2)
    b. CMOs and REMICs:                                                                       ////////////////////
       (1) Issued by FNMA and FHLMC........................................................   1877         130,749  13.b.(1)
       (2) Privately-issued................................................................   1152          30,995  13.b.(2)
14. Other domestic debt securities.........................................................   3159         217,525  14.
15. Foreign debt securities................................................................   3160           1,260  15.
16. Equity securities:                                                                        ////////////////////
    a. Investments in mutual funds.........................................................   3161               0  16.a.
    b. Other equity securities with readily determinable fair values.......................   3162          10,424  16.b.
    c. All other equity securities.........................................................   3169           1,359  16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16...   3170       2,677,138  17.
Memorandum (to be completed only by banks with IBFs and other "foreign" offices)




                                       Dollar Amounts in Thousands                 RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
   EITHER                                                                          ///////////////////
1. Net due from the IBF of the domestic offices of the reporting bank..........    3051            N/A  M.1.
   OR                                                                              ///////////////////
2. Net due to the IBF of the domestic offices of the reporting bank............    3059              0  M.2.

Schedule RC-I--Selected Assets and Liabilities of IBFs





To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                 C445
                                                                                                ------
                                       Dollar Amounts in Thousands                 RCFN  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC,            ////////////////////
   item 12)....................................................................    2133             N/A  1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C,    ////////////////////
   part I, item 12, column A)..................................................    2076             N/A  2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I,        ////////////////////
   item 4, column A)...........................................................    2077             N/A  3.
4. Total IBF liabilities (component of Schedule RC, item 21)...................    2898             N/A  4.
5. IBF deposit liabilities due to banks, including other IBFs (component of        ////////////////////
   Schedule RC-E, part II, items 2 and 3)......................................    2379             N/A  5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,    ////////////////////
   4, 5, and 6)................................................................    2381             N/A  6.

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-13
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036

                      ---------

Schedule RC-K--Quarterly Average (1)

                                                                                                      ------------
                                                                                                            C455
                                                                                       ---------------------------
                                                   Dollar Amounts in Thousands         //////////     Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                 ///////////////////////////////
 1. Interest-bearing balances due from depository institutions.................        RCFD 3381                   373  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation                ///////////////////////////////
     obligations (2)...............................................................        RCFD 3382         1,877,020  2.
 3. Securities issued by states and political subdivisions in the U.S. (2)..........       RCFD 3383            64,512  3.
 4. a. Other debt securities (2)...................................................        RCFD 3647           250,381  4.a.
    b. Equity securities (3) (includes investments in mutual funds and Federal         ///////////////////////////////
       Reserve stock)..........................................................        RCFD 3648                11,544  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in          ///////////////////////////////
    domestic offices of the bank and of its Edge and Agreement subsidiaries,           ///////////////////////////////
    and in IBFs................................................................        RCFD 3365               461,066  5.
 6. Loans:                                                                             ///////////////////////////////
    a. Loans in domestic offices:                                                      ///////////////////////////////


       (1) Total loans.........................................................        RCON 3360             7,683,809   6.a.(1)
       (2) Loans secured by real estate........................................        RCON 3385             3,584,039   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers.        RCON 3386                 6,727   6.a.(3)
       (4) Commercial and industrial loans.....................................        RCON 3387             1,557,633   6.a.(4)
       (5) Loans to individuals for household, family, and other personal              ///////////////////////////////
           expenditures........................................................        RCON 3388             2,164,140   6.a.(5)
       (6) Obligations (other than securities and leases) of states and                ///////////////////////////////
           political subdivisions in the U.S. .................................        RCON 3389               187,275   6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and            ///////////////////////////////
       IBFs....................................................................        RCFN 3360                     0   6.b.
 7. Assets held in trading accounts............................................        RCFD 3401                 1,925   7.
 8. Lease financing receivables (net of unearned income).......................        RCFD 3484                 5,661   8.
 9. Total assets...............................................................        RCFD 3368            11,396,253   9.
LIABILITIES                                                                            ///////////////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,           ///////////////////////////////
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude          ///////////////////////////////
    demand deposits)...........................................................        RCON 3485             1,429,427  10.
11. Nontransaction accounts in domestic offices:                                       ///////////////////////////////
    a. Money market deposit accounts (MMDAs)...................................        RCON 3486             1,796,018  11.a.
    b. Other savings deposits..................................................        RCON 3487             1,085,859  11.b.
    c. Time certificates of deposit of $100,000 or more........................        RCON 3345               368,734  11.c.
    d. All other time deposits.................................................        RCON 3469             2,730,243  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement                   ///////////////////////////////
    subsidiaries, and IBFs.....................................................        RCFN 3404                     0  12.
13. Federal funds purchased and securities sold under agreements to repurchase         ///////////////////////////////
    in domestic offices of the bank and of its Edge and Agreement subsidiaries,        //////////////////////////////
    and in IBFs................................................................        RCFD 3353             1,062,905  13.
14. Other borrowed money.......................................................        RCFD 3355                23,810  14.
                                                                                       ---------------------------

- ------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-14
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                   C460
                                                                                                                ------------
                                                                       Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                               ////////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home             ////////////////////
       equity lines................................................................................   3814         384,021  1.a.
    b. Credit card lines...........................................................................   3815       1,677,406  1.b
    c. Commercial real estate, construction, and land development:                                    ////////////////////
       (1) Commitments to fund loans secured by real estate........................................   3816         104,374
1.c.(1)
       (2) Commitments to fund loans not secured by real-estate....................................   6550               0
1.c.(2)
    d. Securities underwriting.....................................................................   3817               0  1.d.
    e. Other unused commitments....................................................................   3818       2,590,650  1.e.
 2. Financial standby letters of credit and foreign office guarantees..............................   3819         301,722  2.
                                                                         --------------------------
    a. Amount of financial standby letters of credit conveyed to others    RCFD 3820         10,326   ////////////////////  2.
a.
                                                                         --------------------------
 3. Performance standby letters of credit and foreign office guarantees............................   3821          66,393  3.
    a. Amount of performance standby letters of credit conveyed to       --------------------------
       others............................................................  RCFD 3822              0   ////////////////////  3.a.
                                                                         --------------------------
 4. Commercial and similar letters of credit.......................................................   3411          71,882  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by
    the reporting bank.............................................................................   3428               0  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting        ////////////////////
    (nonaccepting) bank............................................................................   3429               0  6.
 7. Securities borrowed............................................................................   3432               0  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified           ////////////////////
    against loss by the reporting bank)............................................................   3433               0  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold
    for Call Report purposes:                                                                         ////////////////////
    a. FNMA and FHLMC residential mortgage loan pools:                                                ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date............   3650               0
9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3651               0
9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:                 ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date...........    3652               0
9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3653               0
9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                   ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date............   3654               0
9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3655               0
9.c.(2)
10. When-issued securities:                                                                           ////////////////////
    a. Gross commitments to purchase...............................................................   3434               0  10.a.
    b. Gross commitments to sell...................................................................   3435               0  10.b.
11. Interest rate contracts (exclude when-issued securities):                                         ////////////////////
    a. Notional value of interest rate swaps.......................................................   3450       1,745,181  11.a.
    b. Futures and forward contracts...............................................................   3823         478,909  11.b.
    c. Option contracts (e.g., options on Treasuries):                                                ////////////////////
       (1) Written option contracts................................................................   3824          97,658



11.c.(1)
       (2) Purchased option contracts..............................................................   3825         296,953
11.c.(2)
12. Foreign exchange rate contracts:                                                                  ////////////////////
    a. Notional value of exchange swaps (e.g., cross-currency swaps)...............................   3826               0  12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,            ////////////////////
       and futures)................................................................................   3415           8,263  12.b.
    c. Option contracts (e.g., options on foreign currency):                                          ////////////////////
       (1) Written option contracts................................................................   3827               0
12.c.(1)
       (2) Purchased option contracts..............................................................   3828               0
12.c.(2)


Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-15
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036

Schedule RC-L--Continued

                                                                                                  -----
                                                                                                   C461
                                                                                   --------------------
                                                   Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
13. Contracts on other commodities and equities:                                   ////////////////////
    a. Notional value of other swaps (e.g., oil swaps).........................    3829               0  13.a.
    b. Futures and forward contracts (e.g., stock index and                        ////////////////////
       commodity--precious metals, wheat, cotton, livestock--                      ////////////////////
       contracts)..............................................................    3830               0  13.b.
    c. Option contracts (e.g., options on commodities, individual                  ////////////////////
       stocks and stock indexes):                                                  ////////////////////
       (1) Written option contracts............................................    3831               0  13.c.(1)
       (2) Purchased option contracts..........................................    3832               0  13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe                  ////////////////////
    each component of this item over 25% of Schedule RC, item 28,                  ////////////////////
    "Total equity capital")....................................................    3430         819,849  14.
                                                                                   ////////////////////
        ---------                                ------------------------------
    a.  TEXT 3555 Purchased Mortgage Servicing   RCFD 3555             819,849     ////////////////////  14.a.
        ----------------------------------------
    b.  TEXT 3556                                RCFD 3556                         ////////////////////  14.b.
        ----------------------------------------
    c.  TEXT 3557                                RCFD 3557                         ////////////////////  14.c.
        ----------------------------------------
    d.  TEXT 3558                                RCFD 3558                         ////////////////////  14.d.
        -----------------------------------------------------------------------
15. All other off-balance sheet assets (itemize and describe each                  ////////////////////
    component of this item over 25% of Schedule RC, item 28, "Total                ////////////////////
    equity capital")...........................................................    5591               0  15.
                                                                                   ////////////////////
        ----------                               ------------------------------
    a.  TEXT 5592                                RCFD 5592                         ////////////////////  15.a.
        ----------------------------------------
    b.  TEXT 5593                                RCFD 5593                         ////////////////////  15.b.
        ----------------------------------------
    c.  TEXT 5594                                RCFD 5594                         ////////////////////  15.c.
        ----------------------------------------
    d.  TEXT 5595                                RCFD 5595                         ////////////////////  15.d.
        -----------------------------------------------------------------------------------------------


Memoranda


                                                                                   --------------------
                                                 Dollar Amounts in Thousands       RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Not applicable
2. Not applicable
                                                                                   ////////////////////
                                                                                   ////////////////////
                                                                                   ////////////////////

                                                                                   ////////////////////

3. Unused commitments with an original maturity exceeding one year that are        ////////////////////
   reported in Schedule RC-L, items 1.a through 1.e, above (report only the        ////////////////////
   unused portions of commitments that are fee paid or otherwise legally           ////////////////////
   binding)....................................................................    3833       1,967,886  M.3.
   a. Participations in commitments with an original maturity ----------  -----    ////////////////////
      exceeding one year conveyed to others.................. RCFD  3834      0    ////////////////////  M.3.a.
                                                              ----------  -----    ////////////////////
4. To be completed only by banks with $1 billion or more in total assets:          ////////////////////
   Standby letters of credit and foreign office guarantees (both financial         ////////////////////
   and performance) issued to non-U.S. addressees (domicile) included in           ////////////////////
   Schedule RC-L, items 2 and 3, above.........................................    3377             881  M.4.
5. To be completed for the September report only:                                  ////////////////////
   Installment loans to individuals for household, family, and other personal      ////////////////////
   expenditures that have been securitized and sold without recourse (with         ////////////////////
   servicing retained), amounts outstanding by type of loan:                       ////////////////////
   a. Loans to purchase private passenger automobiles..........................    2741             N/A  M.5.a.
   b. Credit cards and related plans...........................................    2742             N/A  M.5.b.
   c. All other consumer installment credit (including mobile home loans)......    2743             N/A  M.5.c.
                                                                                   --------------------

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-16
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036



Schedule RC-M--Memoranda

                                                                                                                   ----------
                                                                                                                       C465
                                                                                                         --------------------
                                                                          Dollar Amounts in Thousands     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------   --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal             //////////////////
   shareholders, and their related interests as of the report date:                                       //////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal        //////////////////
      shareholders, and their related interests........................................................   6164       10,933  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all       //////////////////
      extensions of credit by the reporting bank (including extensions of credit to
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number      //////////////////
      of total capital as defined for this purpose in agency regulations.  -----------------------------
                                                                             RCFD 6165              3     ////////////////// 1.b.
                                                                           -----------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches              //////////////////
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b)........................  3405             0 2.
3. Not applicable                                                                                         //////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):                                             //////////////////
   a. Mortgages serviced under a GNMA contract............................................................5500       653,584 4.a
   b. Mortgages serviced under a FHLMC contract:                                                          //////////////////
      (1) Serviced with recourse to servicer............................................................  5501         6,761
4.b.(1)
      (2) Serviced without recourse to servicer.........................................................  5502       657,066
4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                           //////////////////
      (1) Serviced under a regular option contract......................................................  5503       159,504
4.c.(1)
      (2) Serviced under a special option contract......................................................  5504     1,833,565
4.c.(2)
   d. Mortgages serviced under other servicing contracts ...............................................  5505     4,727,408 4.d
5. To be completed only by banks with $1 billion or more in total assets:                                 //////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must            //////////////////
   equal Schedule RC, item 9):                                                                            //////////////////
   a. U.S. addressees (domicile)......................................................................... 2103         4,777 5.a.
   b. Non-U.S. addressees (domicile)..................................................................... 2104             0 5.b.
6. Intangible assets:                                                                                     //////////////////
   a. Mortgage servicing rights.........................................................................  3164        21,453 6.a.
   b. Other identifiable intangible assets:                                                               //////////////////
      (1) Purchased credit card relationships...........................................................  5506             0
6.b.(1)
      (2) All other identifiable intangible assets......................................................  5507        44,539
6.b.(2)
   c. Goodwill..........................................................................................  3163        30,615 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)............................  2143        96,607 6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes....................  6442           268 6.e.
                                                                                                         --------------------

7. Does your bank have any mandatory convertible debt that is part of your Tier 2                                YES      NO
                                                                                                         --------------------
   capital?.............................................................................................  6167    X   ///    7.
                                                                                                         --------------------
   If yes, complete items 7.a through 7.e:                                                                RCFD  Bil Mil Thou
                                                                                                         --------------------
   a. Total equity contract notes, gross................................................................  3290        28,000 7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes...........................  3291        28,000 7.b.
   c. Total equity commitment notes, gross..............................................................  3293        70,000 7.c
   d. Common or perpetual preferred stock dedicated to redeem the above notes...........................  3294        70,000 7.d
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d).....................................................  3295             0 7.e

- ------------
(1) Do not report federal funds sold and securities purchased under
       ---
    agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-17
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036



Schedule RC-M--Continued

                                                                                   -------------------------
                                                    Dollar Amounts in Thousands    /////////  Bil  Mil  Thou
- ---------------------------------------------------------------------------------  -------------------------
8. a. Other real estate owned:                                                     /////////////////////////
      (1) Direct and indirect investments in real estate ventures................  RCFD 5372               0  8.a.(1)
      (2) All other real estate owned:                                             /////////////////////////
          (a) Construction and land development in domestic offices..............  RCON 5508           2,074  8.a.(2)(a)
          (b) Farmland in domestic offices.......................................  RCON 5509               0  8.a.(2)(b)
          (c) 1-4 family residential properties in domestic offices..............  RCON 5510           9,880 (2)(c)
          (d) Multifamily (5 or more) residential properties in domestic           /////////////////////////
              offices............................................................  RCON 5511               0  8.a.(2)(d)
          (e) Nonfarm nonresidential properties in domestic offices..............  RCON 5512          17,975  8.a.(2)(e)
          (f) In foreign offices.................................................  RCFN 5513               0  8.a.(2)(f)
      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule            /////////////////////////
          RC, item 7)............................................................  RCFD 2150          29,929  8.a.3
   b. Investments in unconsolidated subsidiaries and associated companies:         /////////////////////////
      (1) Direct and indirect investments in real estate ventures................  RCFD 5374               0  8.b.(1)
      (2) All other investments in unconsolidated subsidiaries and                 /////////////////////////
          associated companies...................................................  RCFD 5375               0  8.b.(2)
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule            /////////////////////////
          RC, item 8)............................................................  RCFD 2130               0  8.b.(3)
   c. Total assets of unconsolidated subsidiaries and associated companies.......  RCFD 5376               0  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in         /////////////////////////
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"......... RCFD 3778               0  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include   /////////////////////////
    proprietary, private label, and third party mutual funds):                      /////////////////////////
    a. Money market funds......................................................... RCON 6441         977,588 10.a.
    b. Equity securities funds.................................................... RCON 8427          23,979 10.b.
    c. Debt securities funds...................................................... RCON 8428          27,398 10.c.
    d. Other Mutual funds......................................................... RCON 8429               0 10.d.
    e. Annuities.................................................................. RCON 8430          30,268 10.e.
                                                                                   -------------------------

- -------------------------------------------------------------------------------------------------------
Memorandum                                         Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the              ////////////////////
   December report only):                                                          ////////////////////
   a. Reciprocal holdings of banking organizations' capital instruments........    3836             N/A M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments.....    3837             N/A M.1.b.
                                                                                         --------------------
- --------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Crestar Bank                    Call Date: 06/30/94
                                                      ST-BK: 51-2430 FFIEC 031
Address:              P.O. Box 26665                  Vendor ID: D Page RC-18
City, State  Zip:     Richmond, VA  23261-6665        Cert: 00832

Transit Number: 71000036





Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.


                                                                                                                      -------
                                                                                                                       C470
                                                                -------------------------------------------------------------
                                                                   (Column A)              (Column B)          (Column C)
                                                                    Past due               Past due 90         Nonaccrual
                                                                  30 through 89           days or more
                                                                 days and still             and still
                                                                    accruing                accruing
                                                                -------------------------------------------------------------
                                   Dollar Amounts in Thousands   RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                 /////////////////    /////////////////     /////////////////
   a. To U.S. addressees (domicile).............................  1245       35,377   1246       11,132     1247       37,074
1.a.
   b. To non-U.S. addressees (domicile).........................  1248            0   1249            0     1250            0
1.b.
2. Loans to depository institutions and                          /////////////////    /////////////////     /////////////////
   acceptances of other banks:                                   /////////////////    /////////////////     /////////////////
   a. To U.S. banks and other U.S. depository                    /////////////////    /////////////////     /////////////////
      institutions.............................................  5377            0    5378            0     5379            0
2.a.
   b. To foreign banks.........................................  5380            0    5381            0     5382            0
2.b.
3. Loans to finance agricultural production and                  /////////////////    /////////////////     /////////////////
   other loans to farmers......................................  1594            8    1597            0     1583          123
3.
4. Commercial and industrial loans:                              /////////////////    /////////////////     /////////////////
   a. To U.S. addressees (domicile)............................. 1251       5,655     1252          422     1253       17,040
4.a.
   b. To non-U.S. addressees (domicile)......................... 1254            0    1255            0     1256            0
4.b.
5. Loans to individuals for household, family, and               /////////////////    /////////////////     /////////////////
   other personal expenditures:                                  /////////////////    /////////////////     /////////////////
   a. Credit cards and related plans...........................  5383       12,467    5384        6,383     5385            0
5.a.
   b. Other (includes single payment, installment,               /////////////////    /////////////////     /////////////////
      and all student loans)...................................  5386       17,193    5387        7,070     5388        1,622
5.b.
6. Loans to foreign governments and official                     /////////////////    /////////////////     /////////////////
   institutions................................................  5389            0     5390           0     5391            0
6.
7. All other loans.............................................  5459            0     5460           0     5461        5,194
8. Lease financing receivables:                                  /////////////////    /////////////////     /////////////////
   a. Of U.S. addressees (domicile)............................  1257          438    1258            0     1259            0
8.a.
   b. Of non-U.S. addressees (domicile)......................... 1271            0    1272            0     1791            0
8.b.
9. Debt securities and other assets (exclude other               /////////////////    /////////////////     /////////////////
   real estate owned and other repossessed assets).............  3505            0    3506            0     3507            0
9.
                                                                -------------------------------------------------------------


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                                -------------------------------------------------------------
                                                                 RCFD Bil Mil Thou    RCFD Bil Mil Thou     RCFD Bil Mil Thou
                                                                -------------------------------------------------------------
10. Loans and leases reported in items 1 through 8               /////////////////    /////////////////     /////////////////
    above which are wholly or partially guaranteed               /////////////////    /////////////////     /////////////////
    by the U.S. Government.....................................  5612        9,577    5613        6,245     5614            0
10.
    a. Guaranteed portion of loans and leases included in        /////////////////    /////////////////     /////////////////
       item 10 above...........................................  5615        9,577    5616        6,245     5617            0

10.a.
                                                                -------------------------------------------------------------

Legal Title of Bank: Crestar Bank
Address:             P.O. Box 26665             Call Date: 06/30/94
City, State  Zip:    Richmond, VA 23261-6665    ST-BK: 51-2430    FFIEC 031
                                                Page RC-19
                                                Cert: 00832
                          ---------

Schedule RC-N--Continued

                                                                                                           ---------
Memoranda                                                                                                     C473
                                                     ---------------------------------------------------------------
                         Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- ---------------------------------------------------- --------------------- -------------------- --------------------
1. Restructured loans and leases included in           //////////////////   //////////////////   //////////////////
   Schedule RC-N, items 1 through 8, above..........   1658             0   1659             0   1661         4,144   M.1.
2. Loans to finance commercial real estate,            //////////////////   //////////////////   //////////////////
   construction, and land development activities       //////////////////   //////////////////   //////////////////
   (not secured by real estate) included in            //////////////////   //////////////////   //////////////////
   Schedule RC-N, items 4 and 7, above..............   6558           344   6559             0   6560             0   M.2.
                                                     --------------------- -------------------- --------------------
3. Loans secured by real estate in domestic offices    RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
   (included in Schedule RC-N, item 1, above):       --------------------- -------------------- --------------------
                                                       //////////////////   //////////////////   //////////////////
   a. Construction and land development.............   2759           656   2769           140   3492         1,458   M.3.a.
   b. Secured by farmland...........................   3493            57   3494           240   3495         1,057   M.3.b.
   c. Secured by 1-4 family residential properties:    //////////////////   //////////////////   //////////////////
      (1) Revolving, open-end loans secured by         //////////////////   //////////////////   //////////////////
          1-4 family residential properties and        //////////////////   //////////////////   //////////////////
          extended under lines of credit............   5398           470   5399           500   5400           352   M.3.c.(1)
      (2) All other loans secured by 1-4 family        //////////////////   //////////////////   //////////////////
          residential properties....................   5401        29,105   5402         9,151   5403        11,086   M.3.c.(2)
   d. Secured by multifamily (5 or more)               //////////////////   //////////////////   //////////////////
      residential properties........................   3499             0   3500            52   3501         3,155   M.3.d.
   e. Secured by nonfarm nonresidential properties..   3502         5,089   3503         1,049   3504        19,966   M.3.e.

- ---------------------------------------------------------------
                         Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- ---------------------------------------------------- --------------------- -------------------- --------------------
4. Interest rate, foreign exchange rate, and other     //////////////////
   commodity and equity contracts:                     //////////////////
   a. Book value of amounts carried as assets......    3522             0   3528             0   M.4.a
   b. Replacement cost of contracts with a positive    //////////////////
      replacement cost.............................    3529             0
3530             0   M.4.b.
- ---------------------------------------------------------------

Schedule RC-O--Other Data for Deposit Insurance Assessments
An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 9 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                              --------
                                                                                                                C475
                                                                                                  --------------------
                                                                   Dollar Amounts in Thousands     RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------------------   --------------------
1. Unposted debits (see instructions):                                                             //////////////////
   a. Actual amount of all unposted debits.....................................................    0030           N/A    1.a.
      OR                                                                                           //////////////////
   b. Separate amount of unposted debits:                                                          //////////////////
      (1) Actual amount of unposted debits to demand deposits..................................    0031             0    1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits(1).....................    0032             0    1.b.(2)
2. Unposted credits (see instructions):                                                            //////////////////
   a. Actual amount of all unposted credits....................................................    3510           N/A    2.a.
      OR                                                                                           //////////////////
   b. Separate amount of unposted credits:                                                         //////////////////
      (1) Actual amount of unposted credits to demand deposits.................................    3512             0    2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1)....................    3514             0    2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total        //////////////////
   deposits in domestic offices)...............................................................    3520             0    3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in            //////////////////
   Puerto Rico and U.S. territories and possessions (not included in total deposits):              //////////////////
   a. Demand deposits of consolidated subsidiaries.............................................    2211         2,855    4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries................................    2351             0    4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries.....................    5514             0    4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:               //////////////////
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II).................    2229             0    5.a.
   b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II)....    2383             0    5.b.
   c. Interest accrued and unpaid on deposits in insured branches                                  //////////////////
      (included in Schedule RC-G, item 1.b)....................................................    5515             0    5.c.
                                                                                                  --------------------

- --------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                                                                               ----------------------
                                                                Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------   ----------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the          /////////////////////
Federal Reserve to act as pass-through correspondents.                                          /////////////////////
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on     /////////////////////
   behalf of its respondent depository institutions that are also reflected as deposit          /////////////////////
   liabilities of the reporting bank:                                                           /////////////////////
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                   /////////////////////
      Memorandum item 4.a)..................................................................     2314               5   6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,      /////////////////////
      Memorandum item 4.b)..................................................................     2315               0   6.b.
7. Unamortized premiums and discounts on time and savings deposits:(1)                          /////////////////////
   a. Unamortized premiums..................................................................     5516               0   7.a.
   b. Unamortized discounts.................................................................     5517               0   7.b.
                                                                                                ---------------------
- ----------------------------------------------------------------------------------------------------------------------------------
8. To be completed by banks with "Oakar deposits."                                              ---------------------
   Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3)    /////////////////////
   of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction                /////////////////////
   Worksheet(s)).............................................................................    5518       2,858,952   8.
                                                                                                ---------------------
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                ---------------------
9. Deposits in lifeline accounts............................................................     5596 ///////////////   9.
                                                                                                ---------------------
10. Benefit-responsive "Depository Institution Investment Contracts[fccq] (included in total
    deposits in domestic offices)...........................................................     8,432              0  10.
                                                                                                ---------------------

- --------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Memoranda (to be completed each quarter except as noted)

                                                                                               ----------------------
                                                                Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------   ----------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b(1)   /////////////////////
   must equal Schedule RC, item 13.a):                                                          /////////////////////
   a. Deposit accounts of $100,000 or less:                                                     /////////////////////
      (1) Amount of deposit accounts of $100,000 or less.....................................    2702      6,794,742    M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                       Number    /////////////////////
                                                                  ---------------------------   /////////////////////
          completed for the June report only)..................    RCON 3779      1,268,497     /////////////////////   M.1.a.(2)
                                                                  ---------------------------   /////////////////////
   b. Deposit accounts of more than $100,000:                                                   /////////////////////
      (1) Amount of deposit accounts of more than $100,000.....                       Number     2710      2,422,699    M.1.b.(1)
                                                                  ---------------------------
      (2) Number of deposit accounts of more than $100,000.....    RCON 2722          8,359     /////////////////////   M.1.b.(2)
                                                                  ---------------------------------------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure          YES       NO
      for determining a better estimate of uninsured deposits than the estimate described           -----------------
      above......................................................................................   6861      ///  X    M.2.a.
                                                                                                    -----------------
                                                                                                    RCON Bil Mil Thou
   b. If the box marked YES has been checked, report the estimate of uninsured deposits             -----------------
      determined by using your bank's method or procedure........................................   5597         N/A    M.2.b.
                                                                                                    -----------------

- -------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition                  C477
and Income should be directed:                                         --------

Natie P. Hennelly, Assistant Vice President (404) 782-5320
- ------------------------------------------- ------------------------------
Name and Title (TEXT 8901)           Area code and phone number    (TEXT 8902)

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.

   To be completed only by banks with total assets of less than $1 billion.                                       C480
   Indicate in the appropriate box at the right whether the bank has total                                  YES        NO
   capital greater than or equal to eight percent of adjusted total assets..................   RCFD 6056                    1.
                                                                                               --------------------------

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                   ---------------------------------------
                                                                                       (Column A)          (Column B)
                                                                                   Subordinated Debt(1)      Other
                                                                                    and Intermediate        Limited-
Items 2 and 3 are to be completed by all banks.                                      Term Preferred       Life Capital
                                                                                          Stock           Instruments
                                                                                   ------------------- -------------------
                                                    Dollar Amounts in Thousands     RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
- --------------------------------------------------------------------------------   ------------------- -------------------
2. Subordinated debt(1) and other limited-life capital instruments (original        //////////////////  //////////////////
   weighted average maturity of at least five years) with a remaining               //////////////////  //////////////////
   maturity of:                                                                     //////////////////  //////////////////
   a. One year or less..........................................................    3780             0  3786             0  2.a.
   b. Over one year through two years...........................................    3781             0  3787             0  2.b.
   c. Over two years through three years........................................    3782        70,000  3788             0  2.c.
   d. Over three years through four years.......................................    3783        28,000  3789             0  2.d.
   e. Over four years through five years........................................    3784             0  3790             0  2.e.
   f. Over five years...........................................................    3785             0  3791             0  2.f.
                                                                                   ---------------------------------------

                                                                                                        RCFD  Bil Mil Thou
                                                                                                       -------------------
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based
   capital guidelines................................................................................   3792     1,024,967  3.
                                                                                                       -------------------

                                                                                     (Column A)           (Column B)
                                                                                       Assets            Credit Equiv-
Items 4-9 and Memorandum item 1 are to be completed                                   Recorded            alent Amount
by banks that answered NO to item 1 above and                                          on the            of Off-Balance
by banks with total assets of $1 billion or more.                                  Balance Sheet        Sheet Items(2)
                                                                                  -------------------  -------------------
                                                                                   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
                                                                                  -------------------  -------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned
   to the Zero percent risk category:                                              //////////////////   //////////////////
   a. Assets recorded on the balance sheet:                                        //////////////////   //////////////////
      (1) Securities issued by, other claims on, and claims unconditionally        //////////////////   //////////////////
          guaranteed by, the U.S. Government and its agencies and other            //////////////////   //////////////////
          OECD central governments..............................................   3794     1,351,844   //////////////////
4.a.(1)
      (2) All other.............................................................   3795       199,270   //////////////////
4.a.(2)
   b. Credit equivalent amount of off-balance sheet items.......................   //////////////////   3796             0  4.b.
                                                                                  -------------------  -------------------

- ----------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                             -------------------------------------------
                                                                                (Column A)             (Column B)
                                                                                  Assets              Credit Equiv-
                                                                                 Recorded              alent Amount
                                                                                   on the             of Off-Balance
                                                                               Balance Sheet          Sheet Items(1)
                                                                             -------------------------------------------
                                              Dollar Amounts in Thousands     RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 20 percent risk category:                                  ////////////////////   /////////////////
   a. Assets recorded on the balance sheet:                                   ////////////////////   /////////////////
      (1) Claims conditionally guaranteed by the U.S. Government and its      ////////////////////   /////////////////
          agencies and other OECD central governments.....................    3798        284,934    /////////////////   5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      ////////////////////   /////////////////
          ment and its agencies and other OECD central governments; by        ////////////////////   /////////////////
          securities issued by U.S. Government-sponsored agencies; and        ////////////////////   /////////////////
          by cash on deposit..............................................    3799              0    /////////////////   5.a.(2)
      (3) All other.......................................................    3800       1,915,177   /////////////////   5.a.(3)
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3801        9,881   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 50 percent risk category:                                  ////////////////////   /////////////////
   a. Assets recorded on the balance sheet................................    3802       1,570,435   /////////////////   6.a.
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3803      478,407   6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 100 percent risk category:                                 ////////////////////   /////////////////
   a. Assets recorded on the balance sheet................................    3804       6,980,601   /////////////////   7.a.
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3805    1,333,238   7.b.
8. On-balance sheet values excluded from the calculation of the risk-based
   capital ratio (2)......................................................    3806        (16,991)   /////////////////   8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,    ////////////////////   /////////////////
   7.a, and 8, column A) (must equal Schedule RC, item 12 plus items 4.b      ////////////////////   /////////////////
   and 4.c) ..............................................................    3807      12,285,270   /////////////////   9.
                                                                              -----------------------------------------

                                                                                 -----------------------------------------
                                                                                   (Column A)             (Column B)
                                                                                    Notional              Replacement
                                                                                    Principal                Cost
Memorandum                                                                           Value               (Market Value)
                                                                             -------------------------------------------
                                              Dollar Amounts in Thousands     RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
1. Notional principal value and replacement cost of interest rate and         ////////////////////   //////////////////
   foreign exchange rate contracts (in column B, report only those            ////////////////////   //////////////////
   contracts with a positive replacement cost):                               ////////////////////   //////////////////
   a. Interest rate contracts (exclude futures contracts).................    ////////////////////   3808         8,057  M.1.a.
      (1) With a remaining maturity of one year or less...................    3809         875,952   //////////////////
M.1.a.(1)
      (2) With a remaining maturity of over one year......................    3810       1,263,135   //////////////////
M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original     ////////////////////   //////////////////
      maturity of 14 days or less and futures contracts)..................    ////////////////////   3811             0  M.1.b.
      (1) With a remaining maturity of one year or less...................    3812           8,263   //////////////////
M.1.b.(1)
      (2) With a remaining maturity of over one year......................    3813               0   //////////////////
M.1.b.(2)
                                                                              ------------------------------------------
- --------------

(1) Do not report in column B the risk-weighted amount of assets reported in Column A
(2) Until a final rule on the regulatory capital treatment of net unrealized holding gains (losses) on available-for-sale securities that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and amortized cost of the available-for-sale securities in Item 8 and report the amortized cost of these securities in Item 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from Item 8 margin account and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income

                     at close of business on December 31, 1993

Crestar Bank              Richmond         ,   Virginia
- -------------------------------------      ------------------   --------------
Legal Title of Bank                        City                 State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A,"
"No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT
WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT OF THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- --------------------------------------------------------------------------------
No comment / / (RCON 6979)                                      / C471 / C472 /
                                                                ----------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



     --------------------------------------------------       ------------------
     Signature of Executive Officer of Bank                   Date of Signature

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
...............................................................................

Crestar                                  OMB No. For OCC:  1557-0081
P.O. Box 26665     June 30, 1994         OMB No. For FDIC: 3064-0052
Richmond VA 23261                OMB No. For Federal Reserve: 7100-0036
E512430000 005512430000     31
                                         Expiration Date:   2/28/95

                                             SPECIAL REPORT
                                       (Dollar Amounts in Thousands)
                           -----------------------------------------------------
                            CLOSE OF BUSINESS   FDIC Certificate Number
                            DATE
                                06/30/94          00832         C-700

- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
................................................................................

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
................................................................................

                                                                                            ----------------------
a. Number of loans made to executive officers since the previous Call Report date.........   RCFD 3561           0   a.
                                                                                            ----------------------
b. Total dollar amount of above loans (in thousands of dollars)...........................   RCFD 3562           0   b.
                                                                                            ----------------------
c. Range of interest charged on above loans
                                                            ------------------------------------------------------
   (example: 9 3/4% = 9.75)..............................   RCFD 7701/7702  0.00   %  to  0.00    %     c.
                                                            ------------------------------------------------------

- --------------------------------------------------------------------


- -----------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER                DATE (Month, Day, Year)
 AUTHORIZED TO SIGN REPORT


    Peter C. Toms, Senior Vice President            July 27, 1994
- -----------------------------------------------------------------------

NAME AND TITLE OF PERSON TO WHOM           AREA CODE/PHONE NUMBER (TEXT 8904)
 INQUIRIES MAY BE DIRECTED (TEXT 8903)

Natie P. Hennelly, Assistant Vice President             (804) 782-5320
- ------------------------------------------------------------------------
FDIC 8040/53 (12-92)